UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22139

Oppenheimer Rochester Short Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/29/2015

Item 1. Reports to Stockholders.

Annual Report 5/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Short Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays 1-Year Municipal Bond Index
1-Year	1.39%	-0.89%	0.42%
Since Inception (12/6/10)	2.58	2.06	0.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*May 29, 2015 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

2        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester Short Term Municipal Fund generated high levels of tax-free income and a competitive, yield-driven total return for the 12 months ended May 29, 2015, the last business day of this reporting period. The Fund’s Class A shares provided a distribution yield of 1.93% at net asset value (NAV) at the end of this reporting period. At 1.39% as of May 29, 2015, the annual total return at NAV for this Fund’s Class A shares exceeded the Barclays 1-Year Municipal Bond Index, its benchmark, by nearly 1 percentage point. Additionally, tax-free income provided 100% of the Fund’s total return this reporting period.

MARKET OVERVIEW

In a reporting period marked by new developments and anticipated changes by the Federal Reserve, yields on shorter-term municipal bonds generally rose and prices of most longer-term municipal bonds rallied. After several months of lowering its spending on mortgage-backed securities and long-term Treasuries, the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, this program was initiated in 2008 to help stimulate the

The average distribution yield in Lipper’s Short Municipal Debt Funds category was 0.74% at the end of this reporting period. At 1.93%, the distribution yield at NAV for this Fund’s Class A shares was 119 basis points higher than the category average.

economy. According to a statement released November 19, 2014, the FOMC observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its

  YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	1.93%

Dividend Yield with sales charge	1.88

Standardized Yield	1.26

Taxable Equivalent Yield	2.23

Last distribution (5/26/15)	$0.006

Total distributions (6/1/14 to 5/31/15)	$0.072

  Endnotes for this discussion begin on page 14 of this report

3        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

Throughout this reporting period, speculation about the Fed’s plans for the Fed Funds rate ran rampant, and market movements were frequently based on analysts’ interpretations of subtle changes in the Fed’s announcements and its officials’ statements.

In a speech in the waning days of this reporting period, Federal Reserve Chairman Janet Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. For example, in October 2014, the FOMC said it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program. In December 2014, the committee said it could “be patient in beginning to normalize the stance of monetary policy,” but the word “patient” did not appear in the minutes of the February 2015 meeting.

In a press conference, Ms. Yellen cautioned that “just because we removed the word ‘patient’ doesn’t mean we will be impatient.” The committee will increase the Fed Funds rate only when it “has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.”

By late April, the Fed had removed all calendar-based language relating to possible rate increases, citing the decline in output and employment during the first quarter of 2015 and earlier declines in energy prices and non-energy imports.

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of May 29, 2015, the average yield on 30-year,

AAA-rated muni bonds was 3.22%, down 21 basis points from May 30, 2014, the last business day of the previous

12-month reporting period. The average yield on 10-year,

AAA-rated muni bonds was 2.26% on May 29, 2015, up 9 basis points from the May 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.24%, up 6 basis points from the May 2014 date.

4        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Short Term Municipal Fund held more than 700 securities as of May 29, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Short Term Municipal Debt Funds category as of May 29, 2015, trailing only the distribution yield of this Fund’s Y shares. At 1.93% on that date, it was 119 basis points higher than the category average, which was 0.74%.

Additionally, for shareholders in the top 2015 bracket for federal income taxes, a taxable investment with a May 2015 yield of less than 2.23% would not have delivered as much after-tax income as the Class A shares of this Fund. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 0.6 cents per share throughout this reporting period. In all, the Fund distributed 7.2 cents per Class A share this reporting period.

General Obligation (G.O.) securities, which are backed by the full faith and taxing authority of state and local governments, comprised 25.4% of total assets (27.0% of net assets) as of May 29, 2015. Within this sector, the Fund holds bonds issued in various U.S. municipalities, including Detroit and the Commonwealth of Puerto Rico. All of the Detroit G.O.s held by the Fund and all but one-tenth of 1% of the Puerto Rico G.O.s held by the Fund is insured by insurers that the Rochester investment team has determined to be high quality. This sector – like all of the sectors of this Fund – contributed positively to performance this reporting period.

The Fund was also invested in the municipal leases sector this reporting period, which accounted for 13.6% of the Fund’s total assets (14.5% of net assets) as of May 29, 2015. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund, some of which were issued in Puerto Rico, are backed by the proceeds of these lease arrangements and contributed positively to the Fund’s performance.

5        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Fund’s holdings in municipal bonds issued by utilities represented 11.7% of total assets (12.5% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 4.6% of total assets (4.9% of net assets), water utilities with 3.2% of total assets (3.4% of net assets), sewer utilities with 2.9% of total assets (3.1% of net assets) and gas utilities with 1.0% of total assets (1.1% of net assets) as of May 29, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA (Puerto Rico’s electric utility authority) and one municipal security issued in Guam. The PREPA bonds are 100% insured. Each of these utility sectors contributed positively to the Fund’s performance this reporting period.

As of May 29, 2015, the Fund was invested in the hospital/healthcare sector, which represented 8.7% of total assets (9.3% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade. Holdings in this sector also contributed positively to the Fund’s performance this reporting period.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 7.9% of total assets (8.4% of net assets) as of May 29, 2015. The bonds in this sector, some of which were issued in Puerto Rico, are used to build and maintain roadways and highway amenities and contributed positively to Fund performance.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.5% of the Fund’s total assets (8.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings. (The tobacco sector represented less than 1% of the Fund’s total assets and total net assets as of May 29, 2015.)

The Fund’s holdings, 95% of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

While media reports about developments in Puerto Rico have continued to be critical, we are pleased to report that this Fund’s holdings of securities issued in Puerto Rico contributed positively to the Fund’s performance this reporting period.

Since his election, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

6        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Early in this reporting period, the Commonwealth announced its first balanced general fund budget in more than 20 years. That budget, for the fiscal year ending June 30, 2015, proved a bit optimistic and as of May 29, 2015, it seemed inevitable that a deficit would exist. We remain encouraged by the strides that have been taken to reduce the Commonwealth’s budget.

In mid-May 2015, the governor and Puerto Rico’s legislative leaders reached a consensus plan to deliver a $9.8 billion balanced budget for fiscal year 2016. As of the end of this reporting period, the budget had not been approved.

The governor did succeed in his effort to establish a value-added tax (VAT), but it won’t start immediately, as he had proposed. Rather, the government will first raise the sales tax rate to 11.5%, from 7.0%, and then switch to the VAT by April 1, 2016.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced on February 6, 2015: On that date, a federal

7        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA
Director of Credit Research

Chris Weiler, CFA
Senior Credit Analyst

Bob Bertucci, CFA
Senior Credit Analyst

Angela Uttaro
Senior Credit Analyst

Matt Torpey, CFA
Senior Credit Analyst

René Vecka, CFA
Senior Credit Analyst

Jon Hagen, CFA
Senior Credit Analyst

Alen Kreso, CFA
Senior Credit Analyst

Chris Meteyer
Credit Analyst

Clara Sanguinetti
Credit Analyst

Chad Osterhout
Credit Analyst

8        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

judge ruled that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and OppenheimerFunds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt through a process overseen by a Commonwealth court. The Commonwealth of Puerto Rico and PREPA have appealed the court’s ruling.

During this reporting period, a forbearance agreement between PREPA and many of its creditors, including this Fund, was extended three times. Under the agreement, which was reached in August 2014, the bondholders had agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. The initial agreement expired on March 31, 2015. It was extended first to April 15, then to April 30 and then to June 4. At the end of this reporting period, the forbearance agreement was still in effect.

Our investment team is determined to protect our shareholders’ best interests and enforce all bond covenants that have been negotiated. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information to a new, Puerto Rico-specific page on our website (oppenheimerfunds.com/ puerto_rico) and to our Twitter feed (twitter.com/RochesterFunds). We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The sales tax sector represented 4.0% of the Fund’s total assets (4.2% of net assets) as of May 29, 2015. Debt-service payments on securities in this sector, including one issued in Puerto Rico, are paid using the issuing municipality’s sales tax revenue and contributed positively to the Fund’s

9        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

performance this reporting period.

Tax increment financing (TIF) bonds constituted 3.9% of the Fund’s total assets (4.1% of net assets) on May 29, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance. TIFs also contributed positively to the Fund’s performance this reporting period.

The Fund also maintained relatively smaller investments in several sectors, all of which contributed positively to the Fund’s performance as of May 29, 2015. These included higher education, adult living and correctional facilities, Special Taxes, government appropriation bonds, the tobacco MSA, casinos and multifamily housing.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses

exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 2 years or less for its portfolio. Additionally, during this reporting period, as it has since inception, the Fund limited the average stated maturity of its portfolio to 5 years or less. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

10        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

11        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

General Obligation	25.4%
Municipal Leases	13.6
Hospital/Healthcare	8.7
Highways/Commuter Facilities	7.9
Electric Utilities	4.6
Sales Tax Revenue	4.0
Tax Increment Financing (TIF)	3.9
Education	3.6
Diversified Financial Services	3.5
Water Utilities	3.2

Portfolio holdings are subject to change. Percentages are as of May 29, 2015, and are based on total assets. May 29, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	9.7%	0.0%	9.7%

AA	60.8	0.0	60.8

A	16.6	5.3	21.9

BBB	2.9	1.5	4.4

BB or lower	2.6	0.6	3.2

Total	92.6%	7.4%	100.0%

The percentages above are based on the market value of the securities as of May 29, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

12        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 5/29/15

	Without Sales Charge	With Sales Charge
Class A	1.93%	1.88%
Class C	1.05	N/A
Class Y	2.21	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 5/31/15

Class A	1.26%

Class C	0.54

Class Y	1.53

TAXABLE EQUIVALENT YIELDS

As of 5/31/15

Class A	2.23%

Class C	0.95

Class Y	2.70

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15

	Inception Date	1-Year	Since Inception
Class A (ORSTX)	12/6/10	1.39%	2.58%
Class C (ORSCX)	12/6/10	0.63	1.80
Class Y (ORSYX)	12/6/10	1.64	2.82

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15
	Inception Date	1-Year	Since Inception
Class A (ORSTX)	12/6/10	-0.89%	2.06%
Class C (ORSCX)	12/6/10	-0.37	1.80
Class Y (ORSYX)	12/6/10	1.64	2.82

13        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. May 29, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

The Fund’s performance is compared to the performance of the Barclays 1-Year Municipal Bond Index, an unmanaged index of fixed-rate, investment-grade, tax-exempt bonds. The index is the 1-year (1-2) component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0060 for the 35-day accrual period ended May 26, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on May 26, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on

14        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0033 and $0.0069, respectively, for the 35-day accrual period ended May 26, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended May 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Municipal Debt Funds category is based on 100 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 29, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015
Class A	$ 1,000.00	$ 1,004.30	$ 4.31
Class C	1,000.00	1,000.50	8.07
Class Y	1,000.00	1,005.60	3.07

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.37	4.34
Class C	1,000.00	1,016.62	8.14
Class Y	1,000.00	1,021.60	3.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios
Class A	0.87%
Class C	1.63
Class Y	0.62

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS May 29, 2015*

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Municipal Bonds and Notes—100.1%
Alabama—3.4%
$290,000	AL Public Hsg. Authority, Series B1	4.450%		01/01/2024	06/29/2015	A	$290,603

25,000	AL Water Pollution Control Authority (Revolving Fund)	4.000		08/15/2018	02/15/2016	A	25,605

5,045,000	Jefferson County, AL GO	5.000		04/01/2023	06/29/2015	A	5,046,059

75,000	Jefferson County, AL GO	5.000		04/01/2018	06/29/2015	A	75,087

655,000	Jefferson County, AL GO	5.250		04/01/2017	06/29/2015	A	655,786

30,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2023	06/29/2015	A	30,300

375,000	Jefferson County, AL Limited Obligation School Warrant	5.500		01/01/2022	06/29/2015	A	379,691

3,335,000	Jefferson County, AL Limited Obligation School Warrant	5.500		01/01/2021	06/29/2015	A	3,376,721

765,000	Jefferson County, AL Limited Obligation School Warrant	5.000		01/01/2024	06/29/2015	A	772,658

1,200,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2019	06/29/2015	A	1,212,012

1,720,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2018	06/29/2015	A	1,737,217

1,700,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2016	06/29/2015	A	1,717,017

135,000	Jefferson County, AL Limited Obligation School Warrant	5.500		02/15/2016	06/29/2015	A	135,493

2,815,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2019	06/29/2015	A	2,843,178

2,250,000	Jefferson County, AL Limited Obligation School Warrant	5.500		01/01/2021	06/29/2015	A	2,278,148

570,000	Jefferson County, AL Limited Obligation School Warrant	5.250		01/01/2020	06/29/2015	A	575,706

170,000	Jefferson County, AL School Warrants	5.500		02/15/2020	06/29/2015	A	170,536

							21,321,817

Alaska—0.5%
2,900,000	AK Energy Authority	6.600		07/01/2015	07/01/2015		2,915,457

Arizona—2.2%
3,000,000	AZ Sports & Tourism Authority (Professional Baseball Training Facilities)	5.000		07/01/2016	07/01/2016		3,099,390

280,000	Mohave County, AZ IDA (Mohave Prison)	7.500		05/01/2019	12/02/2017	B	318,284

1,935,000	Phoenix, AZ IDA (Capitol Mall)	5.000		09/15/2025	09/15/2015	A	1,962,225

8,125,000	Pima County, AZ IDA Floaters	0.380	[2]	03/01/2030	06/05/2015	A	8,125,000

25,000	Surprise, AZ Municipal Property Corp.	4.700		04/01/2022	10/01/2015	A	25,359

							13,530,258

Arkansas—0.0%
25,000	AR Devel. Finance Authority (Arkansas Enterprises for the Developmentally Disabled)	5.250		11/01/2019	06/29/2015	A	25,103

18        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Arkansas (Continued)

$10,000	AR Devel. Financing Authority Tobacco Settlement (Biosciences Institute College)	5.500%		12/01/2016	06/29/2015	A	$10,001

							35,104

California—16.5%
14,145,000	Alhambra, CA COP (Police Facilities)	6.750		09/01/2023	02/09/2020	B	16,361,521

2,200,000	Anaheim, CA Public Financing Authority	6.000		09/01/2016	03/12/2016	B	2,288,044

45,000	Antelope Valley, CA Healthcare District	5.200		01/01/2017	06/29/2015	A	45,181

50,000	Avalon, CA Community Improvement Agency	4.500		09/01/2022	06/29/2015	A	50,084

20,000	Barstow, CA Redevel. Agency	4.700		09/01/2022	06/29/2015	A	20,059

450,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2022	09/01/2022		497,448

475,000	Beaumont, CA Financing Authority, Series B	5.000		09/01/2023	09/01/2023		524,718

25,000	Bell, CA GO	4.000		08/01/2015	06/29/2015	A	25,057

100,000	Benicia, CA Water	4.150		11/01/2015	06/29/2015	A	100,334

50,000	Berkeley, CA Community Facilities District Special Tax (Disaster Fire Protection)	4.500		09/01/2017	09/01/2015	A	50,478

50,000	Bonny Doon, CA Union Elementary School District	4.625		06/01/2016	06/29/2015	A	50,179

3,000,000	CA Austin Trust Various States Inverse Certificates	0.360	[2]	08/15/2026	06/05/2015	A	3,000,000

75,000	CA College of the Sequoias Community College District COP	4.750		05/01/2026	06/29/2015	A	75,206

65,000	CA County Tobacco Securitization Agency[1]	4.250		06/01/2021	08/14/2018	B	64,897

100,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	06/29/2015	A	100,011

55,000	CA Dept. of Transportation COP	5.250		03/01/2016	06/29/2015	A	55,233

5,000	CA Educational Facilities Authority (California Western School of Law)	5.000		10/01/2018	06/29/2015	A	5,019

10,000	CA GO	5.250		06/01/2015	06/01/2015		10,003

10,000	CA GO	5.750		11/01/2017	11/01/2015	A	10,235

10,000	CA GO	4.750		02/01/2016	06/29/2015	A	10,038

20,000	CA GO	5.250		10/01/2016	10/01/2015	A	20,345

5,000	CA GO	4.750		02/01/2018	06/29/2015	A	5,019

25,000	CA GO	5.500		06/01/2015	06/01/2015		25,007

50,000	CA Health Facilities Financing Authority (Prototypes A Center for Innovation in Health, Mental Health & Social Services)	5.050		06/01/2015	06/01/2015		50,013

200,000	CA Industry Public Facilities Authority	4.000		05/01/2016	06/29/2015	A	200,810

50,000	CA Municipal Finance Authority Charter School (John Adams Academics)	5.400		10/01/2016	03/18/2016	B	50,085

12,260,000	CA Public Works	6.500		09/01/2017	09/17/2016	B	13,178,642

19        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)
$150,000	CA Public Works (California Community Colleges)	4.875%	12/01/2017	06/29/2015	A	$150,540

15,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	06/29/2015	A	15,057

25,000	CA Public Works (California Community Colleges)	4.750	12/01/2015	06/29/2015	A	25,094

75,000	CA Public Works (California Community Colleges)	5.250	12/01/2016	06/29/2015	A	75,311

20,000	CA Public Works (California Community Colleges)	4.875	12/01/2018	06/29/2015	A	20,072

100,000	CA Public Works (California Community Colleges)	5.250	09/01/2019	06/29/2015	A	100,402

150,000	CA Public Works (California State University)	5.250	10/01/2015	06/29/2015	A	150,628

250,000	CA Public Works (California State University)	5.000	09/01/2015	06/29/2015	A	250,997

50,000	CA Public Works (California State University)	5.500	09/01/2015	06/29/2015	A	50,220

5,000	CA Public Works (Dept. of Corrections)	5.500	06/01/2015	06/01/2015		5,001

25,000	CA Public Works (Dept. of Corrections)	5.500	10/01/2019	06/29/2015	A	25,106

25,000	CA Public Works (Dept. of Forestry)	4.875	10/01/2018	06/29/2015	A	25,095

10,000	CA Public Works (Dept. of General Services Mission Valley)	4.500	03/01/2016	06/29/2015	A	10,034

10,000	CA Public Works (Dept. of General Services)	4.900	03/01/2022	06/29/2015	A	10,036

60,000	CA Public Works (Dept. of General Services)	4.600	03/01/2017	06/29/2015	A	60,211

5,000	CA Public Works (Dept. of General Services)	5.000	06/01/2022	06/29/2015	A	5,019

100,000	CA Public Works (Dept. of Youth Authority)	5.500	10/01/2017	06/29/2015	A	100,434

35,000	CA Public Works (Dept. of Youth Authority)	4.700	12/01/2016	06/29/2015	A	35,128

60,000	CA Public Works (State Universities)	5.500	12/01/2018	06/29/2015	A	60,262

50,000	CA Public Works (Various Community Colleges)	4.875	12/01/2018	06/29/2015	A	50,180

10,000	CA Public Works (Various Community Colleges)	5.625	03/01/2016	06/29/2015	A	10,045

550,000	CA Public Works (Various Community Colleges)	5.625	03/01/2019	06/29/2015	A	557,815

875,000	CA Statewide CDA (588 Charleston Project)	5.000	11/01/2019	12/14/2017	B	947,327

5,000	CA Statewide CDA (Del Norte Clinics)	4.650	12/01/2018	06/29/2015	A	5,018

20,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2018	06/29/2015	A	20,077

30,000	CA Statewide CDA Water & Wastewater	4.600	10/01/2015	06/29/2015	A	30,096

15,000	CA Statewide CDA Water & Wastewater	4.500	10/01/2023	06/29/2015	A	15,029

10,000	CA Statewide CDA Water & Wastewater	4.900	10/01/2017	06/29/2015	A	10,039

20        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

California (Continued)

$300,000	CA Water Resource Devel. GO, Series F	3.500%		07/01/2015	06/29/2015	A	$300,846

5,000	CA Water Resource Devel. GO, Series L	4.500		08/01/2018	06/29/2015	A	5,017

20,000	CA Water Resource Devel. GO, Series L	4.500		08/01/2016	06/29/2015	A	20,071

35,000	CA Water Resource Devel. GO, Series L	4.800		08/01/2015	06/29/2015	A	35,137

25,000	CA Water Resource Devel. GO, Series M	4.000		10/01/2018	06/29/2015	A	25,074

30,000	CA Water Resource Devel. GO, Series N	5.500		06/01/2016	06/29/2015	A	30,133

35,000	CA Water Resource Devel. GO, Series P	5.800		06/01/2015	06/01/2015		35,011

35,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2021	06/29/2015	A	35,131

40,000	CA Water Resource Devel. GO, Series Q	4.750		03/01/2018	06/29/2015	A	40,150

35,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.750		09/01/2015	06/29/2015	A	35,212

15,000	CA Y/S School Facilities Financing Authority (Chula Vista Elementary School)	4.900		09/01/2018	06/29/2015	A	15,204

80,000	Castaic, CA Union School District	3.892	[3]	05/01/2018	06/08/2017	B	72,234

405,000	Cerritos, CA Public Financing Authority	5.000		11/01/2018	11/01/2017	A	444,686

55,000	Chico, CA Public Financing Authority	4.875		04/01/2017	06/29/2015	A	55,171

250,000	Compton, CA Unified School District	3.000	[3]	06/01/2016	06/01/2016		247,657

10,000	Coronado, CA Community Devel. Agency Tax Allocation	4.250		09/01/2017	06/29/2015	A	10,025

5,000	Del Mar, CA COP Sewer System	5.000		09/01/2015	09/01/2015		5,061

200,000	Duarte, CA Redevel. Agency Tax Allocation	4.000		10/01/2016	06/29/2015	A	206,158

50,000	El Paso De Robles, CA Redevel. Agency (Paso Robles Redevel.)	4.900		07/01/2015	06/29/2015	A	50,137

3,930,000	Eureka, CA Union School District	3.358	[3]	08/01/2018	03/14/2017	B	3,589,937

95,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500		10/01/2017	10/01/2015	A	96,345

240,000	Fontana, CA Redevel. Agency (Southwest Industrial Park)	4.750		09/01/2026	06/29/2015	A	240,269

300,000	Fresno, CA GO	4.600		08/15/2016	06/29/2015	A	300,579

90,000	Fresno, CA Joint Powers Financing Authority	4.750		04/01/2023	04/01/2018	A	92,143

5,000,000	Fresno, CA Sewer System	5.250		09/01/2019	03/27/2017	B	5,410,100

4,545,000	Fullerton, CA Public Financing Authority	5.000		09/01/2024	09/01/2015	A	4,596,995

90,000	Glendora, CA Public Finance Authority (Glendora Community Redevel. Agency)	4.100		09/01/2015	06/29/2015	A	90,193

580,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2019	10/15/2019		652,001

610,000	Imperial, CA PFA (Wastewater Facility)	5.000		10/15/2020	10/15/2020		693,845

885,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2020	10/15/2020		1,006,643

845,000	Imperial, CA PFA (Water Facility)	5.000		10/15/2019	10/15/2019		949,898

75,000	Industry, CA GO	4.250		01/01/2020	06/29/2015	A	75,614

50,000	Industry, CA Urban Devel. Agency	4.750		05/01/2024	06/29/2015	A	50,602

10,000	Industry, CA Urban Devel. Agency	4.000		05/01/2016	06/29/2015	A	10,041

21        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

California (Continued)

$50,000	Lancaster, CA Improvement Bond Act 1915 Assessment District No. 92-101	4.750%		09/02/2016	09/02/2015	A	$50,299

100,000	Lancaster, CA Improvement Bond Act 1915 Assessment District No. 92-101	4.750		09/02/2017	09/02/2015	A	100,500

180,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)	5.250		12/01/2016	06/29/2015	A	180,653

105,000	Lincoln, CA Public Financing Authority	4.250		08/01/2017	06/29/2015	A	105,244

10,000	Lodi, CA Wastewater System	4.750		10/01/2024	06/29/2015	A	10,015

1,500,000	Long Beach, CA Bond Finance Authority Natural Gas	5.000		11/15/2015	11/15/2015		1,526,400

8,945,000	Los Angeles County, CA Community Devel. Properties	0.350	[2]	09/01/2042	06/05/2015	A	8,945,000

25,000	Los Angeles, CA State Building Authority	5.500		10/01/2016	06/29/2015	A	25,104

25,000	Los Angeles, CA Unified School District	5.000		07/01/2022	07/01/2015	A	25,107

60,000	Madera County, CA COP (Valley Children’s Hospital)	4.750		03/15/2018	06/29/2015	A	60,197

25,000	Merced, CA Redevel. Agency Tax Allocation	4.750		12/01/2015	06/29/2015	A	25,067

25,000	Mountain View, CA COP (City Hall Community Theatre)	4.750		08/01/2015	06/29/2015	A	25,096

1,000,000	Northern, CA Inyo County Local Hospital District	6.000		12/01/2021	05/26/2019	A	1,143,020

25,000	Oakland, CA Unified School District	5.250		08/01/2019	06/29/2015	A	25,104

215,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	09/02/2015	A	218,889

9,835,000	Orange County, CA COP (Civic Center Facilities)	3.338	[3]	12/01/2018	06/01/2017	B	8,578,087

50,000	Orinda, CA Union School District	4.700		10/15/2019	06/29/2015	A	50,179

1,115,000	Pasadena, CA COP (Old Pasadena Parking Facility)	6.250		01/01/2018	01/15/2017	B	1,197,978

50,000	Pinole, CA Redevel. Agency Tax Allocation (Vista Redevel.)	4.500		08/01/2022	06/29/2015	A	50,085

50,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	4.625		09/01/2017	06/29/2015	A	50,140

5,000	Redlands, CA Redevel. Agency Tax Allocation	4.750		08/01/2021	06/29/2015	A	5,007

155,000	Rialto, CA Unified School District	3.875		09/01/2015	06/29/2015	A	155,367

695,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2020	09/01/2020		782,459

665,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2019	09/01/2019		740,604

630,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000		09/01/2018	09/01/2018		689,888

125,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000		09/02/2020	09/02/2020		140,078

115,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000		09/02/2018	09/02/2018		125,178

22        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$120,000	Riverside County, CA Improvement Bond Act 1915 (Rivercrest Assessment District No. 168)	5.000%	09/02/2019	09/02/2019		$132,618

380,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)	6.500	12/01/2021	03/02/2019	B	407,208

20,000	Rocklin, CA COP (Police Facilities)	4.100	09/01/2017	06/29/2015	A	20,058

265,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2016	02/15/2016		272,009

7,065,000	Sacramento, CA City Financing Authority	5.400	11/01/2020	06/27/2018	B	7,790,010

15,000	Sacramento, CA City Financing Authority	4.500	12/01/2019	06/29/2015	A	15,034

20,000	Sacramento, CA Power Authority	5.000	07/01/2016	07/01/2015	A	20,075

105,000	Saddleback Valley, CA Unified School District	5.650	09/01/2017	06/29/2015	A	105,473

1,070,000	San Bernardino County, CA COP (Medical Center Financing)	5.500	08/01/2017	08/14/2016	B	1,120,622

100,000	San Bernardino County, CA Flood Control District	4.000	08/01/2016	06/29/2015	A	100,280

50,000	San Bernardino County, CA Flood Control District	4.500	08/01/2019	06/29/2015	A	50,173

25,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2018	10/01/2018		28,008

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		164,301

225,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		228,677

150,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2015	10/01/2015		152,451

5,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2016	10/01/2016		5,303

35,000	San Bernardino, CA Joint Powers Financing Authority	5.750	10/01/2017	10/01/2017		38,337

530,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2021	09/01/2021		596,345

305,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	4.500	08/01/2015	08/01/2015		307,153

130,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.600	09/01/2018	06/29/2015	A	130,465

50,000	San Francisco, CA City & County, COP (30 Van Ness Avenue)	4.700	09/01/2019	06/29/2015	A	50,184

1,545,000	San Jose, CA Redevel. Agency	5.000	08/01/2026	08/01/2017	A	1,660,535

10,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	4.750	08/01/2019	06/29/2015	A	10,022

45,000	San Rafael, CA Redevel. Agency Tax Allocation (Central San Rafael Redevel.)	4.500	12/01/2018	06/29/2015	A	45,157

45,000	San Ysidro, CA School District	4.500	09/01/2017	06/29/2015	A	45,104

50,000	Santa Ana, CA Community Redevel. Agency (South Main Street)	5.000	09/01/2015	06/29/2015	A	50,191

23        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California (Continued)

$25,000	Santa Barbara, CA Redevel. Agency (Central City)	4.900%	03/01/2017	06/29/2015	A	$25,079

325,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.250	06/01/2019	12/01/2015	A	333,028

605,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2020	11/15/2020		681,436

300,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2019	11/15/2019		334,728

365,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2021	11/15/2021		412,764

100,000	Santa Fe Springs, CA Community Devel. Commission	4.750	09/01/2022	06/29/2015	A	100,206

50,000	Santa Fe Springs, CA Community Devel. Commission	4.375	09/01/2016	06/29/2015	A	50,161

75,000	Santa Fe Springs, CA Community Devel. Commission	4.500	09/01/2017	06/29/2015	A	75,224

70,000	Santa Fe Springs, CA Community Devel. Commission	4.300	09/01/2015	06/29/2015	A	70,240

50,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2019	06/29/2015	A	50,125

130,000	Sante Fe Springs, CA Community Devel. Commission	4.600	09/01/2018	06/29/2015	A	130,348

255,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2021	09/01/2021		290,057

15,000	Selma, CA Unified School District	4.700	06/01/2015	06/01/2015		15,004

380,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	04/25/2020	B	380,004

25,000	Stockton, CA Public Financing Authority (Parking)	4.500	09/01/2016	09/01/2016		24,862

65,000	Temecula, CA Redevel. Agency	4.900	08/01/2016	06/29/2015	A	65,165

500,000	Vallejo City, CA Unified School District Special Tax Community Facilities District No. 2	4.750	09/01/2015	06/29/2015	A	501,895

750,000	Vernon, CA Electric System	5.125	08/01/2021	09/04/2018	A	830,243

125,000	West Covina, CA Redevel. Agency	4.600	09/01/2015	06/29/2015	A	125,353

200,000	West Kern County, CA Water District	4.200	06/01/2018	06/29/2015	A	200,630

250,000	Westlands, CA Water District	5.000	09/01/2021	09/01/2021		292,335

250,000	Westlands, CA Water District	5.000	09/01/2022	09/01/2022		295,898

95,000	Westside, CA Elementary School District	3.850	08/01/2015	06/29/2015	A	95,242

						103,173,824

Colorado—2.0%
275,000	CO E-470 Public Highway Authority	5.500	09/01/2024	09/01/2015	A	278,253

3,000,000	CO E-470 Public Highway Authority	5.500	09/01/2024	09/01/2015	A	3,035,490

3,260,000	CO Health Facilities Authority (Evangelical Lutheran Good Samaritan Society/ELGSF Obligated Group)	5.250	06/01/2022	06/01/2016	A	3,372,340

1,105,000	Larimer County, CO School District No. R-001 Poudre	7.000	12/15/2016	06/25/2016	B	1,168,571

24        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Colorado (Continued)

$480,000	Larimer County, CO School District No. R-001 Poudre	7.000%		12/15/2016	06/25/2016	B	$507,615

3,720,000	Public Authority for CO (Natural Gas Energy)	5.750		11/15/2018	07/05/2017	B	4,062,835

30,000	Weld County, CO School District No. 6 (Greeley)	5.000		12/01/2015	06/29/2015	A	30,122

5,000	Weld County, CO School District RE002	5.000		12/01/2021	06/29/2015	A	5,020

							12,460,246

Connecticut—0.0%
200,000	Prospect, CT GO	4.625		07/15/2015	06/29/2015	A	200,714

25,000	Winchester, CT GO	4.500		06/01/2019	06/29/2015	A	25,072

							225,786

District of Columbia—0.3%
625,000	District of Columbia (Kipp Charter School)	5.000		07/01/2023	07/01/2023		719,781

925,000	District of Columbia GO4	3.067		06/01/2015	06/01/2015		925,000

120,000	District of Columbia Tobacco Settlement Financing Corp.	6.250		05/15/2024	06/29/2015	A	120,009

120,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	2.600	[3]	10/01/2015	10/01/2015		119,716

							1,884,506

Florida—3.1%
245,000	Belle Isle, FL Charter School (Cornerstone Charter Academy & Cornerstone Charter High School Obligated Group)	5.500		10/01/2022	07/16/2019	B	261,099

230,000	Bonaventure, FL Devel. District Special Assessment	5.125		11/01/2022	06/29/2015	A	230,442

100,000	Brevard County, FL Industrial Devel. Revenue (TUFF Florida Tech)	6.000		11/01/2019	03/23/2018	B	108,383

250,000	Brevard County, FL Local Optional Fuel Tax	5.000		08/01/2017	08/01/2015	A	252,027

15,000	Broward County, FL Airport System	4.000		10/01/2019	06/29/2015	A	15,044

30,000	Cape Coral, FL Capital Improvement	4.000		10/01/2016	10/01/2015	A	30,331

45,000	Celebration, FL Community Devel. District	5.125		05/01/2020	06/29/2015	A	45,106

50,000	Fishhawk, FL Community Devel. District	5.250		05/01/2018	06/29/2015	A	50,113

5,000,000	FL Citizens Property Insurance Corp.	1.350	[2]	06/01/2015	06/01/2015		5,000,250

750,000	FL COP (USF Financing Corp.)	5.000		07/01/2018	07/01/2015	A	753,150

15,000	FL Correctional Private Commission (350 Bed Youthful) COP	5.000		08/01/2017	08/01/2015	A	15,123

15,000	FL Dept. of General Services	4.750		09/01/2018	06/29/2015	A	15,057

10,000	FL Dept. of General Services	4.500		09/01/2019	06/29/2015	A	10,035

5,000	FL Education System (State of Florida University Hsg. Facility)	4.500		07/01/2019	06/29/2015	A	5,017

80,000	FL Mid-Bay Bridge Authority	5.950		10/01/2022	10/01/2015	A	79,994

10,000	FL Municipal Loan Council	5.250		12/01/2015	06/29/2015	A	10,042

15,000	FL Municipal Loan Council	4.750		11/01/2021	06/29/2015	A	15,028

25        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Florida (Continued)

$75,000	FL State Education System (State of Florida University Hsg.)	5.000%		07/01/2019	07/01/2015	A	$76,071

25,000	FL Water Pollution Control	4.875		01/15/2017	06/29/2015	A	25,097

70,000	Flagler County, FL School District	5.000		08/01/2018	06/29/2015	A	70,267

5,000	Fort Pierce, FL Utilities Authority	5.375		10/01/2015	06/29/2015	A	5,022

50,000	Hernando County, FL School Board	4.875		12/01/2018	06/29/2015	A	50,084

130,000	Indian River County, FL Revenue (Spring Training Facility)	5.250		04/01/2017	06/29/2015	A	130,547

10,000,000	Lee, FL Memorial Health System (Lee Memorial Hospital/Cape Memorial Hospital Obligated Group) SPEARS	0.420	[2]	04/01/2037	06/05/2015	A	10,000,000

50,000	Marion County, FL GO	4.625		08/01/2017	06/29/2015	A	50,180

50,000	Marion County, FL GO	4.500		08/01/2015	06/29/2015	A	50,182

350,000	Miami, FL (Homeland Defense/Neighborhood)	4.800		01/01/2020	06/29/2015	A	351,068

145,000	Miami, FL GO	5.375		09/01/2015	06/29/2015	A	145,596

50,000	Miami-Dade County, FL Parks Program	5.000		11/01/2021	11/01/2015	A	50,981

100,000	Miami-Dade County, FL Solid Waste	5.500		10/01/2015	06/29/2015	A	100,446

290,000	Miami-Dade County, FL Solid Waste	4.750		10/01/2018	06/29/2015	A	291,085

55,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2018	06/29/2015	A	55,219

105,000	Miami-Dade County, FL Solid Waste	5.000		10/01/2019	06/29/2015	A	105,418

5,000	Palm Beach County, FL Health Facilities Authority (Abbey Delray)	6.250		11/15/2015	06/29/2015	A	5,017

25,000	Palm Beach County, FL School Board	5.000		08/01/2015	06/29/2015	A	25,102

50,000	Pembroke Pines, FL GO	4.000		09/01/2019	09/01/2015	A	50,479

365,000	Pinellas County, FL Educational Facilities Authority (Pinellas Prep Academy)	6.125		09/15/2021	06/29/2019	B	395,091

50,000	Port St. Lucie, FL Community Redevel. Agency	4.250		01/01/2023	06/29/2015	A	50,019

50,000	Reedy Creek, FL Improvement District	5.000		10/01/2019	10/01/2015	A	50,805

310,000	Sunrise, FL Special Tax District No. 1	4.800		10/01/2017	06/29/2015	A	311,166

25,000	Sunrise, FL Special Tax District No. 1	4.875		10/01/2018	06/29/2015	A	25,096

							19,366,279

Georgia—0.7%
100,000	Atlanta & Fulton County, GA Recreation Authority	4.250		12/01/2023	12/01/2015	A	101,887

1,085,000	Atlanta, GA Tax Allocation (Eastside)	5.400		01/01/2020	07/01/2015	A	1,089,275

5,000	Crisp County, GA Hospital Authority (Crisp Regional Hospital)	5.450		07/01/2015	07/01/2015		5,019

100,000	DeKalb County, GA Building Authority (Juvenile Justice Center Facilities)	4.000		12/01/2019	12/01/2015	A	100,817

50,000	GA Main Street Natural Gas	5.125		09/15/2015	09/15/2015		50,580

40,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000		12/01/2018	06/29/2015	A	40,155

25,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000		12/01/2023	06/29/2015	A	25,095

575,000	GA Private Colleges & University Authority (Mercer University)	5.000		10/01/2020	10/01/2020		657,765

26        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Georgia (Continued)

$280,000	GA Private Colleges & University Authority (Spelman College)	5.250%		06/01/2021	06/29/2015	A	$281,154

500,000	Gilmer County, GA GO	5.000		04/01/2020	04/01/2017	A	535,720

5,000	Gwinett County, GA Hospital Authority	4.500		10/01/2024	06/29/2015	A	5,017

850,000	Houston County, GA Hospital Authority (Houston Heart Institute)	5.250		10/01/2016	10/01/2016		899,376

785,000	Metropolitan Atlanta, GA Rapid Transit Authority	6.250		07/01/2020	03/23/2017	B	860,007

							4,651,867

Idaho—0.0%
50,000	Boise City, ID Urban Renewal Agency (ADA Courts)	5.000		08/15/2017	08/15/2015	A	50,507

200,000	Kootenai County, ID School District No. 273 (Post Falls)	5.000		08/15/2018	08/15/2015	A	202,014

							252,521

Illinois—18.7%
8,700,000	Centerpoint, IL Intermodal Center Program	3.690	[2]	06/15/2023	12/16/2015	A	8,700,783

1,800,000	Chicago, IL Board of Education	5.000		12/01/2025	12/01/2016	A	1,815,300

500,000	Chicago, IL Board of Education	5.000		12/01/2015	06/29/2015	A	501,250

50,000	Chicago, IL Board of Education	5.000		12/01/2016	06/29/2015	A	50,072

325,000	Chicago, IL Board of Education	5.000		12/01/2018	12/01/2016	A	331,705

600,000	Chicago, IL Board of Education	5.000		12/01/2021	12/01/2016	A	612,642

760,000	Chicago, IL Board of Education	5.000		12/01/2023	12/01/2016	A	769,888

18,475,000	Chicago, IL Board of Education	6.000		01/01/2020	07/28/2018	B	20,148,281

50,000	Chicago, IL Board of Education	5.000		12/01/2016	06/29/2015	A	50,072

5,000,000	Chicago, IL Board of Education	5.000		12/01/2021	12/01/2017	A	5,149,000

100,000	Chicago, IL Board of Education	5.250		12/01/2018	06/29/2015	A	100,382

610,000	Chicago, IL Board of Education	5.250		12/01/2020	06/29/2015	A	611,934

555,000	Chicago, IL Board of Education	5.000		12/01/2021	06/29/2015	A	556,648

400,000	Chicago, IL Board of Education (School Reform)	2.350	[3]	12/01/2016	12/01/2016		378,872

105,000	Chicago, IL Board of Education (School Reform)	1.252	[3]	12/01/2015	12/01/2015		103,813

1,230,000	Chicago, IL Building Acquisition COP	5.400		01/01/2018	06/29/2015	A	1,234,883

80,000	Chicago, IL Building Acquisition COP	5.400		01/01/2019	06/29/2015	A	80,310

100,000	Chicago, IL GO	5.000		01/01/2020	06/29/2015	A	100,379

195,000	Chicago, IL GO	5.000		01/01/2021	06/29/2015	A	195,739

11,835,000	Chicago, IL GO	5.000		01/01/2019	06/29/2015	A	11,865,653

25,000	Chicago, IL GO	5.300		01/01/2016	01/01/2016		25,366

200,000	Chicago, IL GO	5.000		01/01/2018	06/29/2015	A	200,758

250,000	Chicago, IL GO	5.000		01/01/2026	06/29/2015	A	250,967

295,000	Chicago, IL GO	5.000		01/01/2023	01/01/2016	A	298,092

4,075,000	Chicago, IL GO	5.000		01/01/2024	01/01/2016	A	4,115,587

1,515,000	Chicago, IL GO	5.000		01/01/2026	07/01/2015	A	1,521,257

1,000,000	Chicago, IL GO	5.000		01/01/2022	01/01/2018	A	1,031,780

2,000,000	Chicago, IL GO	5.000		12/01/2024	12/01/2016	A	2,018,360

300,000	Chicago, IL GO	5.000		01/01/2022	07/01/2015	A	301,212

250,000	Chicago, IL GO	5.000		01/01/2021	07/01/2015	A	251,010

27        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Illinois (Continued)

$1,700,000	Chicago, IL GO	5.000%		01/01/2025	07/01/2015	A	$1,706,868

100,000	Chicago, IL GO	5.000		01/01/2024	07/01/2015	A	100,404

100,000	Chicago, IL O’Hare International Airport	5.000		01/01/2020	01/01/2017	A	106,191

150,000	Chicago, IL Sales Tax	5.000		01/01/2024	07/01/2015	A	150,199

100,000	Chicago, IL Sales Tax	5.000		01/01/2019	07/01/2015	A	100,215

145,000	Chicago, IL State University (Auxiliary Facilities System)	5.000		12/01/2018	06/29/2015	A	145,683

250,000	Chicago, IL Transit Authority Capital Grant Receipts	5.000		06/01/2016	06/01/2016		259,010

250,000	Chicago, IL Waterworks	5.000		11/01/2024	11/01/2016	A	261,953

190,000	Chicago, IL Waterworks	5.000		11/01/2023	11/01/2016	A	199,359

155,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)	5.250		12/01/2022	12/01/2022		154,413

10,000	Eastern Illinois University (Auxiliary Facilities System)	3.850		04/01/2017	06/29/2015	A	10,024

25,000	Forest Park, IL GO	4.850		12/01/2016	06/29/2015	A	25,097

50,000	IL Civic Center	5.500		12/15/2015	06/29/2015	A	50,222

325,000	IL Civic Center	5.000		12/15/2015	06/29/2015	A	326,307

365,000	IL Civic Center	6.250		12/15/2020	08/21/2018	B	405,449

20,000	IL COP	6.375		07/01/2017	06/29/2015	A	20,049

10,000	IL COP	5.800		07/01/2017	06/29/2015	A	10,020

17,050,000	IL Finance Authority (Centegra Health System) SPEARS	0.400	[2]	09/01/2038	06/05/2015	A	17,050,000

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2023	07/01/2023		1,122,080

1,540,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2021	07/01/2021		1,713,866

1,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	5.000		07/01/2022	07/01/2022		1,116,030

65,000	IL GO	5.000		10/01/2016	06/29/2015	A	65,250

70,000	IL GO	5.000		09/01/2023	09/01/2015	A	70,290

30,000	IL GO	5.000		06/01/2019	06/29/2015	A	30,111

30,000	IL GO	5.000		03/01/2018	06/29/2015	A	30,116

145,000	IL GO	5.000		03/01/2022	06/29/2015	A	145,526

4,200,000	IL GO	5.000		10/01/2017	06/29/2015	A	4,215,918

150,000	IL GO	5.000		04/01/2021	06/29/2015	A	150,569

1,150,000	IL GO	5.000		03/01/2019	06/29/2015	A	1,154,428

25,000	IL GO	5.000		10/01/2018	06/29/2015	A	25,096

555,000	IL GO	5.000		10/01/2019	06/29/2015	A	557,153

75,000	IL GO	5.250		10/01/2015	06/29/2015	A	75,315

260,000	IL GO	5.000		11/01/2023	06/29/2015	A	260,978

25,000	IL GO	5.000		09/01/2019	06/29/2015	A	25,096

13,330,000	IL GO SPEARS	0.400	[2]	07/01/2031	06/05/2015	A	13,330,000

20,000	IL Health Facilities Authority (Michael Reese Hospital & Medical Center)	7.600		02/15/2019	07/29/2015	A	22,719

35,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	3.625		08/01/2016	08/01/2016		35,820

150,000	IL Medical District COP	5.000		06/01/2022	06/29/2015	A	150,161

125,000	Joliet, IL GO	4.750		12/15/2020	06/29/2015	A	125,446

28        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Illinois (Continued)

$540,000	Kane & DeKalb Counties, IL Community Unit School District No. 302	5.500%		02/01/2024	02/01/2016	A	$558,052

100,000	Kane County, IL School District No. 129 (West Aurora)	5.000		02/01/2018	06/11/2015	A	100,160

500,000	Lansing, IL GO	4.000		03/01/2018	03/01/2018		531,760

1,000,000	Lemont, IL GO	4.850		12/01/2016	06/29/2015	A	1,003,670

310,000	Matteson, IL Waterworks	4.000		12/01/2019	06/29/2015	A	310,118

100,000	Ogle Lee & De Kalb Counties, IL Townships High School District No. 212	5.000		12/01/2020	12/01/2015	A	102,289

225,000	Riverdale, IL GO	4.500		01/01/2017	06/29/2015	A	225,531

150,000	Riverdale, IL GO	4.800		01/01/2023	06/29/2015	A	150,182

605,000	Saint Clair County, IL School District No. 189 East Saint Louis	3.000		01/01/2016	01/01/2016		600,112

300,000	Saint Clair County, IL School District No. 189 East Saint Louis	5.100		01/01/2020	01/01/2020		287,970

280,000	Southwestern, IL Devel. Authority (Granite City)	5.250		03/01/2023	11/12/2016	A	292,541

2,110,000	University of Illinois Board of Trustees COP	5.250		10/01/2022	10/01/2017	A	2,309,606

370,000	University Park IL (Village of University Park Illinois)	4.100		12/01/2017	06/29/2015	A	371,073

385,000	University Park IL (Village of University Park Illinois)	4.200		12/01/2018	06/29/2015	A	386,151

280,000	University Park IL (Village of University Park Illinois)	4.250		12/01/2017	06/29/2015	A	280,582

70,000	University Park IL (Village of University Park Illinois)	4.250		12/01/2018	06/29/2015	A	70,120

350,000	Will & Kendall Counties, IL Community Consolidated School District No. 202	4.250		01/01/2019	07/01/2016	A	363,353

							116,818,696

Indiana—1.1%
20,000	Ball, IN State University (Hsg. & Dining System)	5.000		07/01/2016	01/01/2016	A	20,550

190,000	Dyer, IN Redevel. Authority (Lease Rental)	5.250		07/15/2020	07/15/2015	A	191,214

890,000	Gary Chicago, IN International Airport Authority	5.500		02/01/2025	02/01/2019	A	954,383

1,250,000	Hammond, IN Local Public Improvement District	3.250		05/01/2016	05/01/2016		1,249,812

1,000,000	Hammond, IN Local Public Improvement District	5.000		02/01/2024	02/01/2018	A	1,042,570

75,000	IN Municipal Power Agency	5.500		01/01/2016	01/01/2016		77,207

3,000,000	Indiana, IN Bond Bank Special Program Floaters	0.450	[2]	04/15/2018	06/05/2015	A	3,000,000

45,000	Northwest Hendricks, IN Middle School Building Corp.	5.250		07/15/2016	07/15/2015	A	45,286

5,000	Rushville, IN Sewer	5.700		01/01/2016	06/29/2015	A	5,023

29        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Indiana (Continued)

$100,000	St. Joseph County, IN Jail Building Corp.	5.000%		01/15/2018	07/15/2015	A	$100,608

							6,686,653

Iowa—0.0%
100,000	Coralville, IA GO	3.250		05/01/2016	05/01/2016		101,692

15,000	IA HFA (Multifamily Hsg.)	6.000		04/01/2021	10/01/2015	A	15,158

130,000	Keokuk, IA Hospital Facility (Keokuk Area Hospital)	5.250		12/01/2021	06/29/2015	A	130,452

							247,302

Kansas—0.0%
35,000	Johnson County, KS GO	4.000		09/01/2017	06/29/2015	A	35,105

Kentucky—0.9%
4,500,000	KY Municipal Power Agency	5.000		09/01/2025	09/01/2025		5,261,805

100,000	Murray, KY Electric Plant Board	4.250		12/01/2023	12/01/2015	A	102,012

							5,363,817

Louisiana—0.7%
135,000	LA GO	5.000		08/01/2019	08/01/2015	A	136,131

1,000,000	LA Public Facilities Authority (Nineteenth Judicial District Court)	4.500		06/01/2021	06/01/2017	A	1,060,340

3,000,000	LA Tobacco Settlement Financing Corp. (TASC)	5.000		05/15/2024	06/29/2015	A	3,006,900

							4,203,371

Maryland—0.2%
105,000	Anne Arundel County, MD GO	5.000		03/01/2016	06/29/2015	A	105,423

1,180,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.400		07/01/2021	06/29/2015	A	1,182,360

50,000	MD Dept. of Transportation	4.000		09/01/2015	09/01/2015		50,495

50,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	4.250		06/30/2019	06/29/2015	A	50,160

							1,388,438

Massachusetts—1.6%
10,000	Clinton, MA GO	4.750		03/15/2017	06/29/2015	A	10,038

15,000	Clinton, MA GO	4.750		03/15/2016	06/29/2015	A	15,058

25,000	Foxborough, MA GO	4.000		06/15/2022	06/29/2015	A	25,074

790,000	MA Bay Transportation Authority	6.200		03/01/2016	03/01/2016		812,428

250,000	MA Devel. Finance Agency (Avon Association)	5.000		04/01/2018	04/01/2018		268,050

32,459	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2018	05/03/2018	B	32,403

2,000,000	MA GO	0.550	[2]	09/01/2015	09/01/2015		2,000,220

195,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	4.750		07/01/2022	06/29/2015	A	195,378

4,000,000	MA School Building Authority	5.000		08/15/2025	08/15/2022	A	4,756,600

1,600,000	MA Special Obligation[4]	1.858		01/01/2018	07/01/2015	A	1,602,384

30        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Massachusetts (Continued)

$100,000	MA Special Obligation (Consolidated Loan) [4]	2.744%		06/01/2017	06/02/2015	A	$102,718

							9,820,351

Michigan—5.2%
400,000	Charyl Stockwell Academy, MI Public School Academy	4.875		10/01/2023	06/29/2020	B	398,348

4,000,000	Detroit, MI City School District Floaters	0.350	[2]	05/01/2032	06/05/2015	A	4,000,000

345,000	Detroit, MI Downtown Devel. Authority	3.181	[3]	07/01/2016	07/01/2016		323,472

674,250	Detroit, MI GO	5.250		04/01/2016	06/29/2015	A	675,639

2,325	Detroit, MI GO	4.000		04/01/2017	04/01/2017		2,288

9,300	Detroit, MI GO	5.250		04/01/2017	06/29/2015	A	9,315

4,650	Detroit, MI GO	5.000		04/01/2016	06/29/2015	A	4,661

2,325	Detroit, MI GO	5.250		04/01/2019	04/01/2016	A	2,374

69,750	Detroit, MI GO	5.000		04/01/2017	06/29/2015	A	69,898

31,000	Detroit, MI GO	5.250		04/01/2019	06/29/2015	A	31,008

869,550	Detroit, MI GO	5.000		04/01/2020	09/29/2015	A	869,515

50,000	Detroit, MI Sewer Disposal System	5.750	[3]	07/01/2018	07/01/2018		44,705

25,000	Detroit, MI Sewer Disposal System	5.500		07/01/2016	07/01/2016		26,246

340,000	Detroit, MI Sewer Disposal System	5.500		07/01/2015	07/01/2015		341,561

110,000	Detroit, MI Sewer Disposal System	5.000		07/01/2022	07/01/2016	A	113,293

515,000	Detroit, MI Sewer Disposal System	5.500		07/01/2017	07/01/2017		560,428

3,895,000	Detroit, MI Sewer Disposal System	1.000	[2]	07/01/2029	06/05/2015	A	3,895,000

125,000	Detroit, MI Sewer Disposal System	5.000		07/01/2015	07/01/2015		125,501

100,000	Detroit, MI Sewer Disposal System	5.250		07/01/2016	07/01/2016		104,713

50,000	Detroit, MI Sewer Disposal System	5.250		07/01/2019	07/01/2017	A	53,275

50,000	Detroit, MI Sewer Disposal System	5.000		07/01/2017	07/01/2016	A	52,149

435,000	Detroit, MI Water Supply System	5.000		07/01/2022	07/01/2016	A	448,024

100,000	Detroit, MI Water Supply System	6.000		07/01/2015	07/01/2015		100,489

50,000	Detroit, MI Water Supply System	4.800		07/01/2018	07/01/2018		54,692

20,000	Detroit, MI Water Supply System	5.000		07/01/2024	07/01/2016	A	20,557

600,000	Detroit, MI Water Supply System	5.000		07/01/2025	07/01/2016	A	615,546

650,000	Detroit, MI Water Supply System	5.000		07/01/2019	07/01/2015	A	656,825

1,000,000	Detroit, MI Water Supply System	5.000		07/01/2018	07/01/2016	A	1,037,210

165,000	Flint, MI Hospital Building Authority (Hurley Medical Center)	6.000		07/01/2020	06/29/2015	A	165,373

4,740,450	MI Finance Authority (City of Detroit)	5.000		04/01/2020	09/10/2015	A	4,740,260

380,250	MI Finance Authority (City of Detroit)	5.000		04/01/2017	06/29/2015	A	381,056

12,675	MI Finance Authority (City of Detroit)	4.000		04/01/2017	04/01/2017		12,471

3,675,750	MI Finance Authority (City of Detroit)	5.250		04/01/2016	06/29/2015	A	3,683,322

12,675	MI Finance Authority (City of Detroit)	5.250		04/01/2019	04/01/2016	A	12,941

25,350	MI Finance Authority (City of Detroit)	5.000		04/01/2016	06/29/2015	A	25,408

3,325,000	MI Finance Authority (Detroit School District)[1]	5.000		06/01/2016	06/01/2016	B	3,390,103

169,000	MI Finance Authority (Detroit)	5.000		04/01/2018	04/01/2016	A	172,473

1,565,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000		08/01/2020	08/01/2015	A	1,577,630

40,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500		01/15/2018	06/29/2015	A	40,114

1,305,000	MI Hsg. Devel. Authority, Series A	4.750		10/01/2019	07/23/2017	A	1,396,298

31        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Michigan (Continued)

$340,000	Van Buren, MI Charter Township Local Devel. Finance Authority	5.000%	04/01/2021	06/29/2015	A	$341,306

25,000	Warren, MI GO	5.900	09/01/2022	09/01/2015	A	25,293

155,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	06/29/2015	A	155,640

1,115,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2018	11/01/2015	A	1,126,005

290,000	Wayne County, MI Downriver Sewer Disposal	5.125	11/01/2015	11/01/2015		294,153

						32,176,578

Minnesota—0.6%
1,850,000	Edina, MN Multifamily Hsg. (Yorktown Continental)	2.250	06/01/2016	12/01/2015	A	1,850,370

1,055,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)	5.000	12/01/2018	07/11/2017	B	1,135,729

305,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2016	03/01/2016		310,072

205,000	Woodbury, MN Charter School (MSA Building Company)	3.650	12/01/2020	12/01/2020		212,597

100,000	Woodbury, MN Charter School (MSA Building Company)	2.900	12/01/2017	12/01/2017		101,260

180,000	Woodbury, MN Charter School (MSA Building Company)	2.650	12/01/2016	12/01/2016		181,220

						3,791,248

Mississippi—0.6%
5,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125	07/01/2015	06/29/2015	A	5,022

1,895,000	MS Devel. Bank (Biloxi)	4.500	11/01/2019	11/01/2016	A	1,988,310

300,000	MS Devel. Bank (Gulfport Water & Sewer System)	5.250	07/01/2020	07/01/2015	A	307,335

100,000	MS Devel. Bank (Gulfport Water & Sewer System)	5.250	07/01/2016	07/01/2015	A	102,449

285,000	MS Devel. Bank (Gulfport Water & Sewer System)	5.250	07/01/2019	07/01/2015	A	291,971

800,000	MS Devel. Bank (Jackson Water & Sewer System)	5.250	12/01/2022	12/01/2022		963,048

170,000	Parkway East, MS Public Improvement District	4.250	05/01/2020	05/01/2016	A	170,506

						3,828,641

Missouri—0.8%
525,000	Brentwood, MO Tax Increment (Hanley Stadium Redevel.)	3.200	11/01/2021	02/24/2018	B	519,719

2,585,000	MO Devel. Finance Board (Branson Landing)[1]	6.000	06/01/2020	09/16/2018	B	2,828,585

70,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	06/29/2015	A	70,309

30,000	MO Environmental Improvement & Energy Resources Authority	7.200	07/01/2016	06/29/2015	A	30,441

40,000	MO Environmental Improvement & Energy Resources Authority	5.000	01/01/2020	06/29/2015	A	40,160

32        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Missouri (Continued)

$25,000	MO Environmental Improvement & Energy Resources Authority	5.375%	01/01/2017	06/29/2015	A	$25,108

245,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	06/29/2015	A	246,063

75,000	O’Fallon, MO GO	4.375	03/01/2017	06/29/2015	A	75,253

500,000	St. Louis, MO GO	5.000	02/15/2017	06/29/2015	A	501,995

240,000	Union, MO R-XI School District COP	4.500	03/01/2017	06/29/2015	A	240,492

240,000	Union, MO R-XI School District COP	4.400	03/01/2016	06/29/2015	A	240,588

						4,818,713

Nebraska—0.0%
50,000	Lincoln, NE (Antelope Valley)	5.000	09/15/2016	06/29/2015	A	50,201

Nevada—0.9%
250,000	Clark County, NV School District	5.000	06/15/2016	12/15/2015	A	256,157

115,000	Las Vegas, NV New Convention & Visitors Authority	5.000	07/01/2018	07/01/2015	A	115,473

15,000	Las Vegas, NV New Convention & Visitors Authority	5.000	07/01/2017	07/01/2015	A	15,062

1,045,000	North Las Vegas, NV GO	5.000	05/01/2021	05/01/2016	A	1,059,118

1,500,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2023	10/01/2016	A	1,523,325

1,000,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2022	10/01/2016	A	1,016,320

1,105,000	North Las Vegas, NV Wastewater Reclamation System	5.000	10/01/2021	10/01/2016	A	1,126,514

650,000	Reno, NV Hospital (Renown Regional Medial Center/Renown Network Services Obligated Group)	5.500	06/01/2023	06/01/2018	A	720,479

15,000	Reno, NV Redevel. Agency (Downtown Redevel.)	5.000	09/01/2017	06/29/2015	A	15,030

						5,847,478

New Jersey—1.5%
600,000	Atlantic City, NJ GO	5.500	02/15/2017	02/15/2017		622,062

2,525,000	Casino Reinvestment Devel. Authority of NJ	5.250	01/01/2019	06/29/2015	A	2,583,984

95,000	Casino Reinvestment Devel. Authority of NJ	5.125	01/01/2017	06/29/2015	A	97,218

145,000	Casino Reinvestment Devel. Authority of NJ	5.250	06/01/2019	06/29/2015	A	145,490

50,000	East Orange, NJ GO	4.000	07/15/2018	07/15/2015	A	50,237

260,000	Gloucester County, NJ Utilities Authority	4.250	01/01/2021	06/29/2015	A	260,679

375,000	Hudson County, NJ Improvement Authority (Weehawkeip-Baldwin Avenue)	4.125	07/01/2016	06/29/2015	A	375,986

100,000	Jefferson City, NJ GO	4.250	08/01/2016	08/01/2016		104,090

20,000	Lindenwold, NJ GO	4.050	12/01/2016	06/29/2015	A	20,061

150,000	Lyndhurst, NJ GO	4.700	05/01/2017	06/29/2015	A	150,552

15,000	Lyndhurst, NJ GO	4.700	05/01/2016	06/29/2015	A	15,056

2,000,000	Newark, NJ GO	1.750	06/24/2015	06/24/2015		2,000,872

33        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

New Jersey (Continued)

$10,000	NJ EDA (Municipal Loan Pool)	4.300%		11/15/2016	06/29/2015	A	$10,034

15,000	NJ EDA (Municipal Loan Pool)	4.625		11/15/2020	06/29/2015	A	15,053

250,000	NJ EDA (School Facilities Construction)	2.026	[2]	02/01/2018	07/01/2015	A	257,308

95,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2019	09/01/2015	A	96,139

200,000	NJ Educational Facilities Authority (Higher Education)	5.000		09/01/2016	09/01/2015	A	202,424

1,000,000	NJ Educational Facilities Authority (Higher Education)	5.000		06/15/2026	06/15/2024	A	1,056,100

85,000	NJ Educational Facilities Authority (University of Medicine and Dentistry of New Jersey)	6.000		12/01/2017	06/28/2017	B	93,322

20,000	NJ Hsg. & Mtg. Finance Agency	4.375		11/01/2019	06/29/2015	A	20,043

115,000	NJ Hsg. & Mtg. Finance Agency, Series AA	5.250		04/01/2016	04/01/2016		117,868

50,000	NJ Sports & Expositions Authority	4.000		09/01/2016	06/29/2015	A	50,157

15,000	NJ Sports & Expositions Authority	4.125		09/01/2018	06/29/2015	A	15,046

405,000	NJ Transportation Trust Fund Authority	5.500		12/15/2016	12/15/2016		428,668

200,000	NJ Transportation Trust Fund Authority	5.500		12/15/2017	12/15/2017		217,154

15,000	North Bergen Township, NJ Board of Education COP	4.000		12/15/2020	12/15/2015	A	15,098

25,000	Ocean County, NJ GO	5.000		11/01/2017	11/01/2015	A	25,511

30,000	Passaic Valley, NJ Sewage Commissioners	5.000		12/01/2020	06/29/2015	A	30,112

260,000	South Jersey, NJ Port Corp.	3.000		01/01/2017	01/01/2017		268,091

							9,344,415

New Mexico—0.0%
200,000	Farmington, NM Hospital (San Juan Regional Medical Center)	5.000		06/01/2023	06/29/2015	A	200,568

New York—6.1%
595,000	Albany, NY IDA (Sage Colleges)	5.250		04/01/2019	10/24/2017	B	590,942

1,190,000	Buffalo & Erie County, NY Industrial Land Devel. (Medaille College)	5.000		04/01/2022	11/23/2019	B	1,245,299

20,000	Charlotte Valley, NY Central School District	4.250		06/15/2015	06/15/2015		20,031

400,000	Chemung County, NY IDA (Arnot Ogden Medical Center)	4.250		11/01/2017	06/29/2015	A	400,924

750,000	Dutchess County, NY IDA (Bard College)	5.000		08/01/2022	08/01/2017	A	760,117

210,000	Fishkill, NY GO	4.250		04/15/2016	06/29/2015	A	210,596

500,000	Jefferson County, NY IDA Solid Waste Disposal (Reenergy Black River LLC)	4.750		01/01/2020	10/15/2018	B	482,750

2,250,000	L.I., NY Power Authority, Series A	5.000		12/01/2026	06/01/2016	A	2,346,480

3,640,000	L.I., NY Power Authority, Series D4	1.521		09/01/2015	09/01/2015		3,639,527

40,000	Miller Place, NY Union Free School District	4.125		06/15/2016	06/29/2015	A	40,122

2,980,000	NY MTA Floaters	0.280	[2]	11/15/2023	06/11/2015	A	2,980,000

34        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

New York (Continued)

$1,500,000	NY MTA, Series O	5.500%		07/01/2017	12/19/2016	B	$1,612,905

2,715,000	NY Triborough Bridge & Tunnel Authority	5.500		01/01/2017	03/29/2016	B	2,829,872

9,070,000	NYC GO	5.000		10/01/2022	10/01/2022		10,839,829

6,455,000	NYC GO	5.000		08/01/2022	08/01/2021	A	7,616,448

70,000	NYC GO4	2.922		08/01/2017	08/01/2015	A	71,429

20,000	NYS DA (Brookdale Family Care Centers/Urban Strategies-Brookdale Family Care Center Obligated Group)	4.000		11/15/2017	06/29/2015	A	20,059

50,000	NYS DA (Brookdale Hospital Medical Center)	5.200		02/15/2016	06/29/2015	A	50,209

1,455,000	NYS DA (City University)	5.625		07/01/2016	01/05/2016	B	1,500,018

315,000	NYS DA (Dept. of Health)	5.000		07/01/2016	06/29/2015	A	320,884

20,000	NYS DA (Special Act School Districts)	6.000		07/01/2019	06/29/2015	A	20,093

160,000	NYS DA (Yeshiva University)	5.250		07/01/2023	06/29/2015	A	160,104

120,000	NYS DA (Yeshiva University)	5.250		07/01/2016	06/29/2015	A	120,161

55,000	NYS GO4	1.539		08/01/2015	08/01/2015		55,023

5,000	NYS HFA (Hospital & Nursing Home)	5.150		11/01/2016	06/29/2015	A	5,020

100,000	Poughkeepsie City, NY GO	4.000		03/15/2019	06/29/2015	A	100,168

50,000	Ramapo, NY GO	4.125		05/01/2017	06/29/2015	A	50,135

30,000	Suffolk County, NY IDA (Dowling College)[5]	6.700		12/01/2020	08/09/2018	B	25,501

10,000	West Islip, NY Union Free School Distirct	4.000		10/01/2019	10/01/2015	A	10,113

110,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	4.500		06/01/2021	06/29/2015	A	110,017

							38,234,776

North Carolina—0.0%
250,000	NC Medical Care Commission (Catholic Health East)	5.250		11/15/2022	05/15/2017	A	267,503

North Dakota—0.3%
1,690,000	Underwood, ND Loan Anticipation	1.000		09/01/2016	09/01/2016		1,689,544

Ohio—2.7%
400,000	Adams County-Ohio Valley, OH Local School District	7.000		12/01/2015	12/01/2015		411,900

150,000	Akron, OH Sewer System	5.000		12/01/2017	12/01/2017		163,053

750,000	Akron, OH Sewer System	5.000		12/01/2015	12/01/2015		767,047

55,000	Beavercreek, OH Local School District	6.600		12/01/2015	12/01/2015		56,554

7,875,000	Cleveland, OH Waterworks (Dept. of Public Utilities Division)	5.500		01/01/2021	08/28/2018	B	8,858,902

70,000	East Liverpool, OH Hospital (East Liverpool City Hospital)	5.000		10/01/2021	06/29/2015	A	70,200

275,000	Franklin County, OH (Trinity Health Corp.)	5.000		06/01/2016	06/29/2015	A	276,070

100,000	Hamilton, OH Electric	4.300		10/15/2016	10/15/2015	A	102,411

2,000,000	Lancaster, OH Port Authority	0.421	[2]	08/01/2016	07/01/2015	A	1,996,780

3,080,000	Lancaster, OH Port Authority	0.321	[2]	02/01/2016	07/01/2015	A	3,073,778

250,000	Miami University, OH	4.750		09/01/2022	09/01/2022		252,818

35        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Ohio (Continued)

$300,000	Mount Gilead, OH Exempted Village School District (School Facilities Cronstruction & Improvement)	4.250%	12/01/2017	12/01/2015	A	$305,457

210,000	Solon, OH School District	5.500	12/01/2016	06/08/2016	B	215,080

						16,550,050

Oklahoma—0.1%
200,000	Edmond, OK Public Works Authority	4.500	07/01/2018	07/01/2015	A	200,756

50,000	McAlester, OK Public Works Authority	4.900	02/01/2020	08/01/2015	A	50,401

430,000	Tulsa, OK Industrial Authority (University of Tulsa)	6.000	10/01/2016	04/06/2016	B	440,466

						691,623

Oregon—0.8%
10,000	Mount Hood, OR Community College District	4.900	07/15/2016	06/29/2015	A	10,040

250,000	OR Facilities Authority (Student Housing-Ashland)	2.000	07/01/2015	07/01/2015		250,385

2,750,000	Portland, OR Sewer System	5.000	08/01/2018	08/01/2015	A	2,827,935

1,500,000	Tri-County, OR Metopolitan Transportation District	3.000	11/01/2016	06/29/2015	A	1,503,270

15,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.000	05/01/2022	06/29/2015	A	15,058

5,000	Umatilla County, OR Hospital Finance Authority (Catholic Health Initiatives)	5.500	03/01/2022	06/29/2015	A	5,021

100,000	Umatilla County, OR School District No. 61 (Stanfield)	3.950	06/15/2018	06/29/2015	A	100,217

						4,711,926

Other Territory—0.1%
898,049	Public Hsg. Capital Fund Multi-State Revenue Trust III	5.000	07/01/2022	07/01/2022		927,532

Pennsylvania—6.4%
250,000	Allegheny County, PA HEBA (Carlow University)	4.500	11/01/2016	11/01/2016		255,370

930,000	Allegheny County, PA Sanitary Authority	5.000	12/01/2018	12/01/2015	A	952,162

1,000,000	Cumberland County, PA Municipal Authority (Presbyterian Homes)	5.000	12/01/2020	12/01/2015	A	1,016,770

170,000	Dauphin County, PA General Authority (PHH/PHS/PHMS Obligated Group)[1]	5.250	06/01/2017	12/05/2016	B	178,310

1,000,000	Harrisburg, PA Water System	5.000	07/15/2020	06/29/2015	A	1,003,160

2,205,000	Harrisburg, PA Water System	5.000	07/15/2018	06/29/2015	A	2,212,365

365,000	Hazleton, PA GO	4.100	12/01/2019	06/29/2015	A	365,923

355,000	Hazleton, PA GO	4.050	12/01/2018	06/29/2015	A	355,895

345,000	Hazleton, PA GO	4.000	12/01/2017	06/29/2015	A	345,949

200,000	Lancaster County, PA Hospital Authority (St. Anne’s Retirement Community)	3.750	04/01/2017	04/01/2017		203,756

36        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Pennsylvania (Continued)

$325,000	Langhorne Manor Boro, PA Higher Education Authority (WR/WSF/WS Obligated Group)	2.000%	11/15/2015	11/15/2015		$327,216

145,000	Lehigh County, PA GPA (Cedar Crest College)	5.000	04/01/2026	04/01/2016	A	146,788

315,000	Lehigh County, PA GPA (Cedar Crest College)	5.000	04/01/2026	04/01/2016	A	325,940

2,075,000	Luzerne County, PA GO	5.000	05/15/2022	05/15/2022		2,353,174

2,260,000	Luzerne County, PA GO	5.000	05/15/2023	05/15/2023		2,583,044

2,000,000	Luzerne County, PA GO	7.000	11/01/2018	06/23/2017	B	2,211,800

2,795,000	Luzerne County, PA GO	5.000	11/15/2023	11/15/2023		3,199,325

150,000	Montgomery County, PA IDA (Haverford School)	4.000	03/15/2023	06/29/2015	A	150,440

50,000	PA GO	4.500	09/01/2019	06/29/2015	A	50,175

950,000	PA HEFA (UPHS / PHTUPA / PMCUPH / WissH / CCATUPHS / CPUP / HUP / UP Obligated Group)	5.000	08/15/2017	08/15/2015	A	958,949

200,000	PA Public School Building Authority (Community College Allegheny County)	4.000	06/15/2015	06/15/2015		200,336

15,525,000	PA Public School Building Authority (School District of Philadelphia)	5.000	06/01/2026	12/01/2016	A	16,457,897

140,000	Philadelphia, PA Authority for Industrial Devel. (Discovery Charter School)	4.000	04/01/2017	10/04/2016	B	141,057

730,000	Philadelphia, PA Authority for Industrial Devel. (Tacony Academy Charter School)	6.250	06/15/2023	02/27/2021	B	805,051

100,000	Philadelphia, PA Gas Works	5.000	09/01/2020	06/29/2015	A	100,372

1,300,000	Philadelphia, PA Gas Works	5.250	08/01/2016	06/29/2015	A	1,315,821

10,000	Philadelphia, PA Gas Works	5.250	08/01/2017	06/29/2015	A	10,041

50,000	Philadelphia, PA Gas Works	5.250	08/01/2021	06/29/2015	A	50,197

200,000	Philadelphia, PA Gas Works	5.250	08/01/2015	06/29/2015	A	200,824

20,000	Philadelphia, PA Gas Works	5.250	09/01/2019	06/29/2015	A	20,080

120,000	Philadelphia, PA Gas Works	5.375	07/01/2021	06/29/2015	A	120,451

50,000	Philadelphia, PA School District	5.000	08/01/2016	08/01/2015	A	50,407

460,000	Philadelphia, PA School District	5.000	08/01/2018	08/01/2015	A	463,744

50,000	Pittsburgh & Allegheny County, PA Sports & Exhibition Authority	4.050	02/15/2018	06/29/2015	A	50,091

25,000	Scranton, PA GO	3.700	09/01/2015	09/01/2015		24,913

25,000	Sellersville, PA GO	4.200	05/15/2016	06/29/2015	A	25,081

500,000	St. Mary Hospital Authority, PA Health System (Catholic Health East)	5.000	11/15/2021	05/15/2020	A	578,860

255,000	Susquehanna, PA Area Regional Airport Authority	3.000	01/01/2017	07/05/2016	B	260,556

						40,072,290

Rhode Island—0.3%
10,000	RI Clean Water Finance Agency	4.500	10/01/2022	06/29/2015	A	10,035

15,000	RI Clean Water Protection Finance Agency	5.000	10/01/2015	06/29/2015	A	15,061

37        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Rhode Island (Continued)

$100,000	RI Clean Water Protection Finance Agency	5.500%		10/01/2018	06/29/2015	A	$100,441

5,000	RI Clean Water Protection Finance Agency	5.000		10/01/2018	06/29/2015	A	5,020

50,000	RI Economic Devel. Corp. (University of Rhode Island Steam Generation Facility)	5.000		11/01/2019	06/29/2015	A	50,200

1,400,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.000		05/15/2026	05/15/2016	A	1,437,058

40,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500		05/15/2016	06/29/2015	A	40,174

125,000	RI State & Providence Plantations	5.000		08/01/2017	08/01/2015	A	126,042

20,000	Woonsocket, RI Hsg. Authority	4.500		09/01/2017	09/01/2015	A	20,469

							1,804,500

South Carolina—0.1%
15,000	Myrtle Beach, SC Public Facilities Corp. COP (Myrtle Beach Stadium)	5.000		07/01/2018	06/29/2015	A	15,057

885,000	SC Transportation Infrastructure	5.000		10/01/2021	10/01/2015	A	899,098

							914,155

South Dakota—2.1%
13,210,000	SD H&EFA (Sanford Health) SPEARS	0.420	[2]	11/01/2040	06/05/2015	A	13,210,000

Tennessee—0.3%
675,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2017	12/15/2017		730,411

125,000	Clarksville, TN Natural Gas Acquisition Corp.	5.000		12/15/2016	12/15/2016		132,246

10,000	Tipton County, TN Elementary School	4.300		04/01/2019	06/29/2015	A	10,033

175,000	TN Energy Acquisition Gas Corp.	5.000		02/01/2017	02/01/2017		185,239

200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2018	09/01/2018		222,590

60,000	TN Energy Acquisition Gas Corp.	5.000		09/01/2015	09/01/2015		60,593

200,000	TN Energy Acquisition Gas Corp.	5.250		09/01/2019	09/01/2019		224,732

							1,565,844

Texas—9.3%
75,000	Beford, TX GO	5.000		02/01/2018	06/29/2015	A	75,299

100,000	Bowie County, TX (Pass-Through Toll)	4.000		08/01/2017	08/01/2016	A	104,026

10,000	Brazoria County, TX Municipal Utility District No. 26	4.125		09/01/2018	06/29/2015	A	10,014

10,000	Brazoria-Fort Bend County, TX Municipal Utility District No. 1	4.100		09/01/2015	06/29/2015	A	10,030

145,000	Clifton, TX Higher Education Finance Corp. (Tejano Center Community Concerns)	7.750		02/15/2018	03/06/2017	B	152,839

4,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000		08/15/2023	08/15/2017	A	4,463,080

100,000	Galveston County, TX Water Control & Improvement District No. 1	4.000		03/01/2016	06/29/2015	A	100,319

10,000	Gonzales, TX Healthcare System	5.350		08/15/2015	06/29/2015	A	10,044

20,000	Lower Valley, TX Water Distrit	5.000		09/15/2018	09/15/2015	A	20,281

38        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Texas (Continued)

$275,000	Maverick County, TX GO COP	5.000%		03/01/2020	06/29/2015	A	$275,918

175,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000		09/15/2018	09/15/2018		186,020

25,000	Mclendon-Chisholm, TX Special Assessment (Sonoma Public Improvement District)	5.000		09/15/2017	09/15/2017		26,282

195,000	Newark, TX Cultural Education Facilities Finance Corp.	7.250		08/15/2021	07/28/2016	C	214,502

35,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625		05/15/2022	06/29/2015	A	35,132

18,780,000	North TX Tollway Authority SPEARS	0.420	[2]	01/01/2038	06/05/2015	A	18,780,000

320,000	Northwest Harris County, TX Municipal Utility District No. 22	5.700		04/01/2017	06/29/2015	A	321,462

250,000	Rayford Road, TX Municipal Utility District	4.250		03/01/2021	06/29/2015	A	250,582

170,000	Red River, TX Health Facilities Devel. Corp. (Witchita Falls Retirement Foundation)	4.700		01/01/2022	03/11/2019	B	178,879

75,000	Temple, TX Independent School District	5.250		08/15/2019	08/15/2015	A	75,795

25,000	Trinity River, TX Authority (Tarrant County Water)	5.000		02/01/2025	08/01/2015	A	25,205

5,000	TX Lower Colorado River Authority	5.250		05/15/2021	06/29/2015	A	5,020

5,000	TX Lower Colorado River Authority	5.500		05/15/2019	06/29/2015	A	5,021

5,000	TX Lower Colorado River Authority	5.375		05/15/2020	06/29/2015	A	5,021

11,525,000	TX Municipal Gas Acquisition & Supply Corp.	5.625		12/15/2017	12/30/2016	B	12,342,583

155,000	TX Public Finance Authority Charter School Finance Corp. (Uplift Education)	5.350		12/01/2017	12/14/2016	B	165,201

20,000,000	TX Transportation Commission	0.320	[2]	04/01/2026	06/05/2015	A	20,000,000

85,000	Upper Trinity, TX Regional Water District (Treated Water Supply System)	4.000		08/01/2016	06/12/2015	A	85,115

							57,923,670

Vermont—0.2%
390,000	Burlington, VT GO	5.000		11/01/2018	11/01/2018		423,021

200,000	Burlington, VT GO	5.000		11/01/2021	11/01/2021		222,438

350,000	Burlington, VT GO	5.000		11/01/2016	11/01/2016		367,112

370,000	Burlington, VT GO	5.000		11/01/2017	11/01/2017		395,315

							1,407,886

Virginia—0.1%
50,000	Bedford, VA Electric System	3.900		06/01/2018	06/29/2015	A	50,106

400,000	Chesterfield County, VA EDA (Brandermill Woods)	5.000		01/01/2019	01/01/2019		427,016

50,000	New Kent County, VA Economic Devel. Authority	5.000		02/01/2024	02/01/2017	A	53,549

75,000	Richmond, VA GO	5.000		07/15/2018	07/15/2015	A	75,464

10,000	VA Resources Authority, Series C	4.125		11/01/2017	06/29/2015	A	10,031

39        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Virginia (Continued)

$20,000	Virginia Beach, VA Devel. Authority (Virginia Beach General Hospital)	5.125%	02/15/2018	02/27/2017	B	$21,098

						637,264

Washington—1.4%
580,000	Cowlitz County, WA Sewer (Seattle- Northwest Securities Corp.)	5.500	11/01/2016	05/07/2016	B	599,592

25,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	06/29/2015	A	25,003

10,000	Lewis County, WA GO	4.000	12/01/2017	06/29/2015	A	10,024

100,000	Tacoma, WA Convention Center & Parking	5.000	12/01/2020	06/29/2015	A	100,326

85,000	Tacoma, WA Electric System	4.250	01/01/2019	07/01/2015	A	85,288

3,205,000	WA GO	5.000	07/01/2023	07/01/2023		3,870,647

150,000	WA GO COP (Dept. of Personnel)	4.500	07/01/2015	06/29/2015	A	150,519

3,550,000	WA Health Care Facilities Authority (Group Health Cooperative)	4.500	12/01/2026	12/01/2016	A	3,677,765

						8,519,164

West Virginia—0.0%
25,000	WV School Building Authority	4.500	07/01/2015	06/29/2015	A	25,091

Wisconsin—0.2%
250,000	Kronenwetter, WI GO	4.000	03/01/2017	03/01/2016	A	255,963

20,000	Milwaukee County, WI GO	5.000	10/01/2016	10/01/2015	A	20,314

20,000	Weston, WI Community Devel. Authority	4.650	10/01/2016	06/29/2015	A	20,056

20,000	Weston, WI Community Devel. Authority	4.400	10/01/2018	06/29/2015	A	20,050

325,000	WI Public Finance Authority Charter School (Voyager Foundation)	4.125	10/01/2024	09/25/2020	A	329,719

500,000	WI Public Finance Authority Senior Living (Rose Villa)	3.750	11/15/2019	11/15/2015	A	503,615

						1,149,717

U.S. Possessions—8.1%
820,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	5.500	12/01/2015	12/01/2015		835,826

250,000	Guam Power Authority, Series A	5.000	10/01/2022	10/01/2022		295,705

190,000	Puerto Rico Commonwealth GO	5.500	07/01/2016	07/01/2016		193,825

3,050,000	Puerto Rico Commonwealth GO4	2.644	07/01/2018	07/01/2018		2,894,023

500,000	Puerto Rico Commonwealth GO	5.250	07/01/2015	07/01/2015		500,905

35,000	Puerto Rico Commonwealth GO	5.500	07/01/2015	07/01/2015		35,089

40,000	Puerto Rico Commonwealth GO	5.500	07/01/2018	07/01/2018		32,339

800,000	Puerto Rico Commonwealth GO	5.000	07/01/2023	07/01/2017	A	808,016

8,175,000	Puerto Rico Commonwealth GO4	2.953	07/01/2019	07/01/2019		7,594,575

8,550,000	Puerto Rico Commonwealth GO4	2.973	07/01/2020	07/01/2020		7,905,843

680,000	Puerto Rico Commonwealth GO	6.000	07/01/2015	07/01/2015		682,026

380,000	Puerto Rico Commonwealth GO	6.000	07/01/2016	07/01/2016		388,839

665,000	Puerto Rico Commonwealth GO	5.650	07/01/2015	07/01/2015		666,776

50,000	Puerto Rico Commonwealth GO	6.500	07/01/2015	07/01/2015		50,171

40        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

U.S. Possessions (Continued)

$185,000	Puerto Rico Commonwealth GO	5.250%		07/01/2015	07/01/2015		$185,429

380,000	Puerto Rico Commonwealth GO	4.500		07/01/2023	11/02/2022	B	377,823

255,000	Puerto Rico Commonwealth GO	3.662	[3]	07/01/2016	07/01/2016		244,486

220,000	Puerto Rico Commonwealth GO	5.500		07/01/2018	07/01/2018		230,175

500,000	Puerto Rico Convention Center Authority	5.000		07/01/2019	07/01/2016	A	503,215

15,000	Puerto Rico Electric Power Authority	3.834	[3]	07/01/2017	07/01/2016	B	13,561

60,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2016	07/01/2016		61,681

275,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2015	07/01/2015		275,943

1,000,000	Puerto Rico Electric Power Authority, Series KK	5.500		07/01/2015	07/01/2015		1,002,760

20,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2016	07/01/2016		20,560

1,855,000	Puerto Rico Electric Power Authority, Series LL	5.500		07/01/2017	07/01/2017		1,921,650

3,035,000	Puerto Rico Electric Power Authority, Series N	4.899	[3]	07/01/2017	03/07/2016	B	2,726,553

955,000	Puerto Rico Electric Power Authority, Series N	4.820	[3]	07/01/2017	03/07/2016	B	852,414

135,000	Puerto Rico Electric Power Authority, Series O	4.849	[3]	07/01/2017	07/01/2016	B	122,054

3,115,000	Puerto Rico Electric Power Authority, Series O	3.943	[3]	07/01/2017	07/01/2016	B	2,822,065

270,000	Puerto Rico Electric Power Authority, Series PP	5.000		07/01/2023	07/01/2023		269,544

100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2016	07/01/2015	A	100,124

200,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2019	07/01/2015	A	200,076

100,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2015	07/01/2015		100,232

455,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2023	07/01/2023		454,231

235,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2022	07/01/2015	A	234,979

300,000	Puerto Rico Electric Power Authority, Series UU	4.000		07/01/2015	07/01/2015		300,603

390,000	Puerto Rico Electric Power Authority, Series UU6	1.051	[2]	07/01/2017	07/01/2017		228,228

120,000	Puerto Rico Electric Power Authority, Series ZZ6	5.000		07/01/2018	07/01/2018		74,634

40,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2020	07/01/2020		42,879

330,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2022	07/01/2015	A	330,007

50,000	Puerto Rico Highway & Transportation Authority	5.000		07/01/2018	07/01/2015	A	50,051

50,000	Puerto Rico Highway & Transportation Authority	5.750		07/01/2019	07/01/2019		46,067

41        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions (Continued)

$245,000	Puerto Rico Highway & Transportation Authority	5.000%	07/01/2016	06/29/2015	A	$245,316

250,000	Puerto Rico Highway & Transportation Authority, Series E	5.500	07/01/2016	07/01/2016		256,030

5,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		3,960

820,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	06/29/2015	A	821,238

1,050,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2015	07/01/2015		1,052,310

155,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		158,370

1,750,000	Puerto Rico Infrastructure Financing Authority, Series C	5.500	07/01/2017	07/01/2017		1,808,607

155,000	Puerto Rico ITEMECF (International American University of Puerto Rico)	5.000	10/01/2016	06/29/2015	A	155,305

300,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2020	10/01/2020		298,509

100,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		98,085

360,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	06/29/2015	A	360,461

500,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	06/29/2015	A	501,095

745,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	06/29/2015	A	745,827

600,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2018	06/29/2015	A	600,744

2,710,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2015	06/29/2015	A	2,713,469

170,000	Puerto Rico Municipal Finance Agency, Series A	4.750	08/01/2022	08/01/2022		169,754

45,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	06/29/2015	A	45,092

120,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2020	06/29/2015	A	120,128

60,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2021	06/29/2015	A	60,059

360,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2021		277,567

1,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2024	07/01/2018	A	1,031,850

1,000,000	Puerto Rico Public Buildings Authority	5.250	07/01/2017	07/01/2017		998,880

750,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		557,737

1,250,000	Puerto Rico Sales Tax Financing Corp., Series A	4.000	08/01/2016	08/01/2016		1,151,263

						50,907,638

Total Investments, at Value (Cost $624,779,133)—100.1%						625,649,413

Net Other Assets (Liabilities)—(0.1)						(847,169)

Net Assets—100.0%						$624,802,244

42        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Footnotes to Statement of Investments

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

** Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principle payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 29, 2015. See Note 4 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. Zero coupon bond reflects effective yield on the date of purchase.

4. Denotes an inflation-indexed security: coupon or principle are indexed to a consumer price index.

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ADA	Atlanta Devel. Authority
CCATUPHS	Clinical Care Associated of the University of Pennsylvania Health System
CDA	Communities Devel. Authority
COP	Certificates of Participation
CPUP	Clinical Practices of the University of Pennsylvania
DA	Dormitory Authority
EDA	Economic Devel. Authority
ELGSF	Evangelical Lutheran Good Samaritan Foundation
GO	General Obligation
GPA	General Purpose Authority
H&EFA	Health and Educational Facilities Authority
HEBA	Higher Education Building Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HUP	Hospital of the University of Pennsylvania
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
L.I.	Long Island
MSA	Math & Science Academy
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
PFA	Public Financing Authority
PHH	Pinnacle Health Hospitals
PHMS	Pinnacle Health Medical Services
PHS	Pinnacle Health System
PHTUPA	Pennsylvania Hospital of the University of Pennsylvania
PMCUPH	Presbyterian Medical Center of the University of Pennsylvania Health
RIH	Rhode Island Hospital
SPEARS	Short Puttable Exempt Adjustable Receipts
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
TUFF	The University Financing Foundation

43        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)

UP	University of Pennsylvania
UPHS	University of Pennsylvania Health System
USF	University of South Florida
WissH	Wissahickon Hospice
WR	Woods Resources
WS	Woods Services
WSF	Woods Services Foundation
Y/S	Yucaipa/Sweetwater

See accompanying Notes to Financial Statements.

44        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES May 29, 20151

Assets
Investments, at value (cost $624,779,133)—see accompanying statement of investments	$625,649,413

Cash	10,518,576

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	16,254,016
Interest	7,428,418
Shares of beneficial interest sold	4,711,369
Other	100,910

Total assets	664,662,702

Liabilities
Payables and other liabilities:
Investments purchased (including $837,550 purchased on a when-issued or delayed delivery basis)	38,379,193
Shares of beneficial interest redeemed	1,183,756
Dividends	179,514
Distribution and service plan fees	71,328
Trustees’ compensation	7,259
Shareholder communications	6,459
Other	32,949

Total liabilities	39,860,458

Net Assets	$624,802,244

Composition of Net Assets
Par value of shares of beneficial interest	$167,026

Additional paid-in capital	625,139,642

Accumulated net investment income	1,187,641

Accumulated net realized loss on investments	(2,562,345)

Net unrealized appreciation on investments	870,280

Net Assets	$624,802,244

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $277,507,442 and 74,187,903 shares of beneficial interest outstanding)	$3.74
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.83

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $65,411,884 and 17,487,801 shares of beneficial interest outstanding)	$3.74

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $281,882,918 and 75,350,680 shares of beneficial interest outstanding)	$3.74

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended May 29, 20151

Investment Income
Interest	$13,225,246

Expenses
Management fees	2,098,104

Distribution and service plan fees:
Class A	661,733
Class C	598,115

Transfer and shareholder servicing agent fees:
Class A	265,887
Class C	59,805
Class Y	142,237

Shareholder communications:
Class A	14,524
Class C	6,592
Class Y	9,254

Borrowing fees	209,747

Trustees’ compensation	7,163

Custodian fees and expenses	4,803

Interest expense on borrowings	2,407

Other	58,861

Total expenses	4,139,232
Less waivers and reimbursements of expenses	(720)

Net expenses	4,138,512

Net Investment Income	9,086,734

Realized and Unrealized Loss
Net realized loss on investments	(1,386,179)

Net change in unrealized appreciation/depreciation on investments	(1,173,875)

Net Increase in Net Assets Resulting from Operations	$6,526,680

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]

Operations
Net investment income	$9,086,734	$7,898,901

Net realized loss	(1,386,179)	(1,051,591)

Net change in unrealized appreciation/depreciation	(1,173,875)	633,512

Net increase in net assets resulting from operations	6,526,680	7,480,822

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,102,035)	(4,935,016)
Class C	(697,031)	(619,609)
Class Y	(3,074,534)	(1,743,775)

	(8,873,600)	(7,298,400)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	37,916,661	32,759,699
Class C	10,175,150	18,898,161
Class Y	198,952,179	(5,026,991)

	247,043,990	46,630,869

Net Assets
Total increase	244,697,070	46,813,291

Beginning of period	380,105,174	333,291,883

End of period (including accumulated net investment income of $1,187,641 and $974,507, respectively)	$624,802,244	$380,105,174

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.07	0.08	0.07	0.08	0.04
Net realized and unrealized gain (loss)	(0.02)	0.00	0.02	0.06	0.02

Total from investment operations	0.05	0.08	0.09	0.14	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.07)	(0.07)	(0.08)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.07)	(0.07)	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$3.74	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	1.39%	2.18%	2.35%	3.89%	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,507	$240,676	$207,739	$83,843	$24,945

Average net assets (in thousands)	$266,606	$260,158	$146,597	$45,683	$15,185

Ratios to average net assets:[6]
Net investment income	1.97%	2.05%	1.87%	2.18%	2.42%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.81%	0.82%	0.80%	0.84%	1.38%
Interest and fees from borrowings	0.05%	0.03%	0.02%	0.03%	0.02%

Total expenses	0.86%	0.85%	0.82%	0.87%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.85%	0.82%	0.87%	0.85%

Portfolio turnover rate	58%	72%	16%	20%	5%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Class C	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.05	0.05	0.04	0.05	0.03
Net realized and unrealized gain (loss)	(0.03)	0.00	0.02	0.06	0.02

Total from investment operations	0.02	0.05	0.06	0.11	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.04)	(0.05)	(0.01)
Distributions from net realized gain	0.00	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.04)	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$3.74	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	0.63%	1.39%	1.53%	3.07%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,412	$55,509	$36,381	$13,654	$1,794

Average net assets (in thousands)	$59,997	$55,118	$23,354	$7,145	$1,401

Ratios to average net assets:[6]
Net investment income	1.21%	1.27%	1.07%	1.41%	1.72%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.60%	1.62%	1.78%	2.42%
Interest and fees from borrowings	0.05%	0.03%	0.02%	0.03%	0.02%

Total expenses	1.62%	1.63%	1.64%	1.81%	2.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.63%	1.62%	1.62%	1.60%

Portfolio turnover rate	58%	72%	16%	20%	5%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013	Year Ended May 31, 2012	Period Ended May 31, 2011[2]

Per Share Operating Data
Net asset value, beginning of period	$3.76	$3.75	$3.73	$3.67	$3.63

Income (loss) from investment operations:
Net investment income[3]	0.08	0.09	0.08	0.09	0.05
Net realized and unrealized gain (loss)	(0.02)	0.00	0.02	0.06	0.01

Total from investment operations	0.06	0.09	0.10	0.15	0.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.08)	(0.08)	(0.09)	(0.02)
Distributions from net realized gain	0.00	0.00	0.00 [4]	0.00	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.08)	(0.08)	(0.09)	(0.02)

Net asset value, end of period	$3.74	$3.76	$3.75	$3.73	$3.67

Total Return, at Net Asset Value[5]	1.64%	2.42%	2.62%	4.12%	1.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281,883	$83,920	$89,172	$20,853	$1,155

Average net assets (in thousands)	$143,236	$81,902	$53,415	$8,280	$210

Ratios to average net assets:[6]
Net investment income	2.16%	2.29%	2.10%	2.35%	2.66%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.56%	0.57%	0.53%	0.67%	2.13%
Interest and fees from borrowings	0.05%	0.03%	0.02%	0.03%	0.02%

Total expenses	0.61%	0.60%	0.55%	0.70%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%	0.60%	0.55%	0.63%	0.60%

Portfolio turnover rate	58%	72%	16%	20%	5%

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to May 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

6. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS May 29, 2015

1. Organization

Oppenheimer Rochester Short Term Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

51        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$1,374,101	$—	$2,562,345	$870,280

52        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

1. As of May 29, 2015, the Fund had $2,562,345 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$2,562,345

2. During the fiscal year ended May 29, 2015, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended May 30, 2014, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended May 31, 2015 and May 31, 2014 was as follows:

	Year Ended May 31, 2015	Year Ended May 31, 2014
Distributions paid from:
Exempt-interest dividends	$8,862,853	$7,275,499
Ordinary income	10,747	22,901

Total	$8,873,600	$7,298,400

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$624,779,133

Gross unrealized appreciation	$3,769,470
Gross unrealized depreciation	(2,899,190)

Net unrealized appreciation	$870,280

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

53        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

54        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

55        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$21,321,817	$—	$21,321,817
Alaska	—	2,915,457	—	2,915,457
Arizona	—	13,530,258	—	13,530,258
Arkansas	—	35,104	—	35,104
California	—	103,173,824	—	103,173,824
Colorado	—	12,460,246	—	12,460,246
Connecticut	—	225,786	—	225,786
District of Columbia	—	1,884,506	—	1,884,506
Florida	—	19,366,279	—	19,366,279
Georgia	—	4,651,867	—	4,651,867
Idaho	—	252,521	—	252,521
Illinois	—	116,818,696	—	116,818,696
Indiana	—	6,686,653	—	6,686,653
Iowa	—	247,302	—	247,302
Kansas	—	35,105	—	35,105
Kentucky	—	5,363,817	—	5,363,817
Louisiana	—	4,203,371	—	4,203,371
Maryland	—	1,388,438	—	1,388,438
Massachusetts	—	9,820,351	—	9,820,351

56        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
Michigan	$—	$32,176,578	$—	$32,176,578
Minnesota	—	3,791,248	—	3,791,248
Mississippi	—	3,828,641	—	3,828,641
Missouri	—	4,818,713	—	4,818,713
Nebraska	—	50,201	—	50,201
Nevada	—	5,847,478	—	5,847,478
New Jersey	—	9,344,415	—	9,344,415
New Mexico	—	200,568	—	200,568
New York	—	38,234,776	—	38,234,776
North Carolina	—	267,503	—	267,503
North Dakota	—	1,689,544	—	1,689,544
Ohio	—	16,550,050	—	16,550,050
Oklahoma	—	691,623	—	691,623
Oregon	—	4,711,926	—	4,711,926
Other Territory	—	927,532	—	927,532
Pennsylvania	—	40,072,290	—	40,072,290
Rhode Island	—	1,804,500	—	1,804,500
South Carolina	—	914,155	—	914,155
South Dakota	—	13,210,000	—	13,210,000
Tennessee	—	1,565,844	—	1,565,844
Texas	—	57,923,670	—	57,923,670
Vermont	—	1,407,886	—	1,407,886
Virginia	—	637,264	—	637,264
Washington	—	8,519,164	—	8,519,164
West Virginia	—	25,091	—	25,091
Wisconsin	—	1,149,717	—	1,149,717
U.S. Possessions	—	50,907,638	—	50,907,638

Total Assets	$—	$625,649,413	$—	$625,649,413

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net

57        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 29, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$ 837,550
Sold securities	16,254,016

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of May 29, 2015.

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of May 29, 2015, securities with an aggregate market value of $302,862, representing 0.05% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 29, 2015[1]		Year Ended May 30, 2014[1]
	Shares	Amount	Shares	Amount
Class A
Sold	50,228,779	$188,622,443	71,547,970	$265,948,361
Dividends and/or distributions reinvested	1,242,363	4,667,211	1,237,026	4,594,843
Redeemed	(41,348,796)	(155,372,993)	(64,067,099)	(237,783,505)

Net increase	10,122,346	$37,916,661	8,717,897	$32,759,699

58        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

5. Shares of Beneficial Interest (Continued)

	Year Ended May 29, 2015[1]		Year Ended May 30, 2014[1]
	Shares	Amount	Shares	Amount
Class C
Sold	8,084,349	$30,370,374	14,334,469	$53,242,982
Dividends and/or distributions reinvested	179,920	675,925	158,249	587,769
Redeemed	(5,553,447)	(20,871,149)	(9,411,676)	(34,932,590)

Net increase	2,710,822	$10,175,150	5,081,042	$18,898,161

Class Y
Sold	72,260,050	$271,241,254	20,768,534	$77,296,732
Dividends and/or distributions reinvested	796,847	2,993,828	465,676	1,729,958
Redeemed	(20,041,304)	(75,282,903)	(22,657,227)	(84,053,681)

Net increase (decrease)	53,015,593	$198,952,179	(1,423,017)	$(5,026,991)

1. May 29, 2015 and May 30, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2.

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 29, 2015 were as follows:

	Purchases	Sales

Investment securities	$529,322,043	$264,019,601

7. Fees and other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Over $500 million	0.400

The Fund’s effective management fee for the fiscal year ended May 29, 2015 was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

59        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

60        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

7. Fees and other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 29, 2015	$35,193	$61,259	$14,897

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so the that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses excluding interest and fees from borrowings” will not exceed 0.85% of average annual net assets for Class A shares, 1.60% of average annual net assets for Class C shares and 0.60% of average annual nets assets for Class Y shares. During the year ended May 29, 2015, the Manager reimbursed $399 for Class C shares.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on September 26, 2014.

During the year ended May 29, 2015, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class C	$141
Class Y	180

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

61        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1925% as of May 29, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended May 29, 2015 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of May 29, 2015, the Fund had no borrowings outstanding.

Details of the borrowings for the year ended May 31, 2015 are as follows:

Average Daily Loan Balance	$1,433,425
Average Daily Interest Rate	0.164%
Fees Paid	$183,097
Interest Paid	$2,600

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the

62        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended May 29, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the year ended May 29, 2015.

Details of reverse repurchase agreement transactions for the year ended May 29, 2015 are as follows:

Fees Paid	$75,400

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the

63        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Pending Litigation (Continued)

Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

64        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Rochester Short Term Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Short Term Municipal Fund, including the statement of investments, as of May 29, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 29, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Short Term Municipal Fund as of May 29, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 21, 2015

65        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2015, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2014.

None of the dividends paid by the Fund during the fiscal year ended May 29, 2015 are eligible for the corporate dividend-received deduction. 99.88% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

66        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

67        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2007) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006- June 2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

68        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

David K. Downes, Continued	Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2007) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 53 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

69        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2007) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2007) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); Advisory Board Director of The Agile Trading Group LLC (2012-2013); New York Advisory Board Director of Peace First (non-profit) (2010-2013); Senior Advisor of SECOR Asset Management, LP (2010- 2011); Managing Director and Chief Operating Officer of Morgan Stanley

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Joanne Pace, Continued	Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004- 2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 53 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994- January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984- November 1989). Oversees 53 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, New York, New York 10281-1008.

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub- Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (July 2014 -December 2014 and December 2009- December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009- December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013- May 2013); Chief Investment Officer of the Sub-Adviser (October 2010- December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October

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Arthur P. Steinmetz, Continued	2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993- September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2007) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001- June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2007) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011- December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub- Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

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The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2015 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

77        OPPENHEIMER ROCHESTER SHORT TERM MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0621.001.0515 July 24, 2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2015 and $30,600 in fiscal 2014.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and $1,500 in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,061,442 in fiscal 2015 and $871,571 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed $559,556 in fiscal 2015 and $386,917 in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2015 and no such fees in fiscal 2014 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,622,498 in fiscal 2015 and $1,259,988 in fiscal 2014 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Short Term Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 7/9/2015